                                                                     EXHIBIT 4.6
    ______________________________________________________________________


                        SPIEGEL CREDIT CORPORATION III,

                                    Seller,

                        FIRST CONSUMERS NATIONAL BANK,

                                   Servicer,

                                      and

                             THE BANK OF NEW YORK,

                                    Trustee

                 on behalf of the Collateral Certificateholder

    ______________________________________________________________________

                         COLLATERAL SERIES SUPPLEMENT

                         Dated as of December 1, 2000

                                      to

             AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                         Dated as of December 13, 1994

    ______________________________________________________________________



                             SPIEGEL MASTER TRUST



    ______________________________________________________________________

                               TABLE OF CONTENTS

                                                                       Page
SECTION 1.  Designation.................................................. 1

SECTION 2.  Definitions.................................................. 1

SECTION 3.  Reassignment and Transfer Terms.............................. 2

SECTION 4.  Delivery and Payment for the Collateral Certificates......... 2

SECTION 5.  Form of Delivery of Collateral Certificates.................. 2

SECTION 6.  Article IV of Agreement...................................... 2

SECTION 7.  Series Pay Out Events and Events of Default;
            Servicer Defaults............................................ 3

SECTION 8.  Successors and Assigns....................................... 3

SECTION 9.  Modification to and Ratification of Agreement................ 3

SECTION 10. Counterparts................................................. 3

SECTION 11. Governing Law................................................ 3

EXHIBITS

Exhibit A   Form of Collateral Certificate
Exhibit B   Form of New Receivables Purchase Agreement

     COLLATERAL SERIES SUPPLEMENT dated as of December 1, 2000 (this "Series Supplement"), among Spiegel Credit Corporation III, a Delaware corporation, as Seller, First Consumers National Bank, a national banking association, as Servicer, and The Bank of New York (as successor-in-interest to the corporate trust administration of Harris Trust and Savings Bank), as Trustee under the Amended and Restated Pooling and Servicing Agreement dated as of December 13, 1994 among Seller, the Servicer and the Trustee (the "Agreement").

     Section 6.12 of the Agreement provides, among other things, that Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by Seller to the Trustee for execution and authentication of one or more Series of Certificates.

     Pursuant to this Series Supplement, Seller shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof and add and amend certain provisions of the Agreement.

     SECTION 1. Designation. There is hereby created a Series of Investor
                -----------
Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Collateral Certificates". The Collateral Certificates will be transferred by the Seller to Spiegel Credit Card Master Note Trust (the "Note Trust") pursuant to a Transfer and Servicing Agreement dated as of December 1, 2000 among the Seller, the Servicer and the Note Trust. The Note Trust will pledge the Collateral Certificates as collateral for one or more series of notes (each, a "Note Series") to be issued by the Note Trust pursuant to a Master Indenture dated as of December 1, 2000 between the Note Trust, and The Bank of New York, as indenture trustee, and one or more supplements to the Master Indenture (each, an "Indenture Supplement" and, together with the Master Indenture referred to above, the "Indenture"). The portions of the Collateral Certificates primarily securing each Note Series shall be treated as separate Series (each, a "Collateral Series") under the Agreement and this Series Supplement. Certain terms pertaining to each Collateral Series will be defined in the applicable Indenture Supplements (but are hereby incorporated by reference into this Series Supplement). Unless and until the Trust has been terminated as permitted by Section 3(b) of this Series Supplement: (a) each Indenture Supplement executed and delivered by the Note Trust shall be deemed to supplement this Series Supplement; (b) a new Collateral Series shall be deemed to be issued upon the issuance of each Note Series and shall have the same designation (e.g., Series 2000-A) as the related Note Series; (c) the amounts payable as interest and principal on such Collateral Series shall equal the aggregate of the amounts payable on the related Note Series and shall be payable at the times and in the amounts specified for such Note Series, (d) all amounts available and applied as credit enhancement with respect to such Note Series shall be deemed to be available and applied as credit enhancement with respect to such Collateral Series; (e) all amounts payable to the Seller pursuant to the related Indenture Supplement shall be deemed to be payable to the Seller pursuant to this Series Supplement; and (f) the conditions defined in Section
6.12 of the Agreement for issuance of new Series must be satisfied in connection with each issuance of a Note Series.

          SECTION 2. Definitions. If any term or provision contained herein
                     -----------
shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are used herein as defined in the Agreement. Each capitalized term defined herein shall relate only to the Collateral Certificates and no other Series of Certificates issued by the Trust.

     "Base Rate" is defined for each Collateral Series in the related Indenture Supplement.

     "Certificate" means a Collateral Certificate.

     "Certificateholder" means the holder of record of any Certificate.

     "Certificate Rate" means, for any Collateral Series, the average of the interest rates applicable to the notes in the related Note Series, weighted by the outstanding principal amount of the applicable classes of notes.

     "Closing Date" means, for any Collateral Series, the "Closing Date" for the related Note Series, as defined in the related Indenture Supplement.

     "Collateral Certificates" is defined in Section 1 of this Series
Supplement.

     "Collateral Series" is defined in Section 1 of this Series Supplement.

     "Enhancement Provider" if applicable to any Collateral Series will be the "Enhancement Provider" defined in the related Indenture Supplement.

     "Finance Charge Shortfall" means, for any Collateral Series, the Finance Charge Shortfall for the related Note Series, as defined in the related Indenture Supplement.

     "Indenture" is defined in Section 1 of this Series Supplement.

     "Indenture Supplement" is defined in Section 1 of this Series Supplement.

     "Initial Investor Amount" means, for any Collateral Series, the "Initial Collateral Amount" of the related Note Series, as defined in the related Indenture Supplement.

     "Investor Amount" means, for any Collateral Series, the "Collateral Amount" of the related Note Series, as defined in the related Indenture Supplement.

     "Minimum Seller Percentage" is defined for each Collateral Series in the related Indenture Supplement.

     "Note Series" is defined in Section 1 of this Series Supplement.

     "Note Trust" is defined in Section 1 of this Series Supplement.

     "Principal Shortfall" means, for any Collateral Series, the Principal Shortfall for the related Note Series, as defined in the related Indenture Supplement.

     "Rating Agency" means, for any Collateral Series, the rating agencies for the related Note Series, as defined in the related Indenture Supplement.

     "Series Accounts" means, for any Collateral Series, any bank accounts established for the benefit of the related Note Series, as defined in the related Indenture Supplement.

     "Series Servicing Fee Percentage" is defined for each Collateral Series in the related Indenture Supplement.

     "Series Termination Date" means, for any Collateral Series, the final maturity date for the related Note Series defined in the related Indenture Supplement.

          SECTION 3. Reassignment and Transfer Terms.
                     -------------------------------

          (a) If the Servicer purchases, redeems or prepays any Note Series pursuant to a clean-up call under the related Indenture Supplement, then the related Collateral Series shall be deemed to have been retired.

          (b) Once each Series of Certificates issued under the Agreement has been retired, other than the Collateral Series and any other Series the requisite holders of which have consented to the following transactions, the holder of the Exchangeable Seller Certificate shall have the option to transfer the Exchangeable Seller Certificate to the Note Trust, upon which transfer the Trust shall terminate, and all of the Trust Assets shall be distributed to the Note Trust, as holder of all of the beneficial interests in the Trust; provided
                                                                       --------
that no such termination may occur unless contemporaneously with such termination the parties to the Receivables Purchase Agreement enter into a new receivables purchase agreement substantially in the form of Exhibit B.
                                                            ---------
          SECTION 4. Delivery and Payment for the Collateral Certificates. The
                     ----------------------------------------------------
Trustee shall deliver the Collateral Certificates when authenticated in accordance with Section 6.2.

          SECTION 5. Form of Delivery of Collateral Certificates.
                     -------------------------------------------
          (a) The Collateral Certificates shall be delivered as Definitive Certificates.

          (b) For purposes of voting with respect to any consent or other matter under the Agreement or this Series Supplement, each class of notes included in any Note Series shall be deemed to be a Class of Certificates in the related Collateral Series, and the provisions for voting by beneficial owners of such notes specified in the Indenture shall apply mutatis mutandis to voting under the Agreement and this Series Supplement.

          SECTION 6. Article IV of Agreement. (a) Sections 4.1 and 4.2 and
                     -----------------------
subsections 4.3(b) through (j) of the Agreement shall read in their entirety as provided in the Agreement. Subsection 4.3(a) of the Agreement shall read in its entirety as follows:

          (a) Collections. The Servicer shall, subject to subsections 4.2(d),
              -----------
4.3(c) and 4.3(f) and, with respect to any Series, the provisions of the related Supplement, deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing.

          (b) The remainder of Article IV of the Agreement shall read in its entirety as follows and shall be applicable only to the Collateral Certificates:

                                  ARTICLE IV

                       RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.1A Rights of Investor Certificateholders. The Collateral
                       -------------------------------------
Certificates shall represent Undivided Interests in the Trust, consisting of the right to receive (a) the related Investor Percentage (as defined in the related Indenture Supplement) of Collections, (b) funds on deposit in the Collection Account and the Excess Funding Account allocable to the Collateral Certificates and (c) Shared Principal Collections allocated to the Collateral Certificates in accordance with subsection 4.3(g). Unless otherwise specified in the related Indenture Supplement, each Collateral Series shall consist of a single Class and shall not be senior or subordinated to any other Series. The Exchangeable Seller Certificate shall represent the ownership interest in the Trust Assets not allocated to the Collateral Certificates or any other Series outstanding; provided, however, the ownership interest represented by the Exchangeable Seller
--------  -------
Certificate and any other Series outstanding shall not represent any interest in the Collection Account or any other Series Account, except as specifically provided in this Article IV.
                 ----------

     Section 4.4 Allocations. The Servicer shall, prior to the close of business
                 -----------
on the day any Collections are deposited in the Collection Account, allocate from the Collection Account to the Collateral Series related to each Note Series the amounts specified in the related Indenture Supplement, which shall be deposited or otherwise applied as provided in such Indenture Supplement.

          SECTION 7.   Series Pay Out Events and Events of Default; Servicer
                       -----------------------------------------------------
Defaults. The Series Pay Out Events applicable to each Collateral Series shall
--------
be the Series Pay Out Events specified in the related Indenture Supplement, as well as the Trust Pay Out Events specified in the Indenture. In addition, each Note Series will have the benefit of applicable "Events of Default," as defined in the Indenture. Upon the occurrence of an applicable Event of Default, the Indenture Trustee shall have the right to foreclose upon a portion of the Receivables, as defined (and subject to the limitations stated) in the Indenture notwithstanding the continuing existence of the Trust. In addition, each Servicer Default specified in the Master Indenture shall be an additional Servicer Default for purposes of each Collateral Series.


          SECTION 9.   Successors and Assigns. This Series Supplement shall be
                       ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 10.  Modification to and Ratification of Agreement. For
                       ---------------------------------------------
purposes of this Supplement and each Collateral Series:

          (a) Section 2.6(a) of the Agreement shall be deemed to read as follows:

               "(a)    If on any day either (i) the Aggregate Principal
          Receivables, plus the amount on deposit in the Principal Collections Subaccount (exclusive of any investment earnings on such amount) is less than the Minimum Aggregate Principal Receivables or (ii) the Seller Amount is less than the Minimum Seller Amount, either Seller or the Servicer (whichever shall first become aware of same) promptly shall give the Owner Trustee written notice thereof, and as soon as practicable (but in no event later than 10 days thereafter) Seller shall designate additional Eligible Accounts ("Additional Accounts")
                                                         -------------------
          to be included as Accounts and shall transfer the Receivables in such Additional Accounts to the Issuer, in a sufficient amount so that (x) the Aggregate Principal Receivables plus the amount on deposit in the Principal Collections Subaccount (exclusive of any investment earnings on such amount) would at least equal the Minimum Aggregate Principal Receivables and (ii) the Seller Amount would at least equal the Minimum Seller Amount on such day, if the Receivables from such Additional Accounts had been transferred to the Issuer on such day."; and

          (b) Section 2.6(c)(ii) of the Agreement shall be deemed to read as follows:

               "(ii)   Seller (A) shall transfer to the Trust Receivables only
          in Eligible Accounts, and (B) if such designation of Additional Accounts is made pursuant to Section 2.6(b) or (e) and if the addition
                                       --------------    ---
          of such Additional Accounts

                       (1) would cause the quotient (the "Annual Quotient") of (x) the sum of the Annual Net Account Additions (calculated without subtracting Removed Accounts) after giving effect to such addition plus the related Base Amount divided by (y) the related Base Amount to exceed 1.20, or

                       (2) would cause the quotient (the "Quarterly Quotient") of (x) the sum of the Quarterly Net Account Additions (calculated without subtracting Removed Accounts) after giving effect to such addition plus the related Base Amount divided by
               (y) the related Base Amount to exceed 1.15;

          in either case, deliver a letter from each Rating Agency to the Trustee by the Addition Date confirming that the Rating Agency Condition has been satisfied with respect to the addition of such Additional Accounts;" and

          (c) Section 2.6(f) is deleted from the Agreement;

          (d) the following new clause (d) is added at the end of Section 2.7(b)(ii) of the Agreement:

          "and (d) Accounts (or administratively convenient groups of Accounts, such as billing cycles) were chosen for removal randomly or otherwise not on a basis intended to select particular accounts or groups of accounts for any reason other than administrative convenience;" and

          (e) notwithstanding anything to the contrary in Section 3.2 of the Agreement, the servicing fee payable with respect to each Note Series and the related Collateral Series shall be solely as set forth in the related Indenture Supplement;

          (f) notwithstanding the penultimate sentence of Section 4.2(f) of the Agreement, no Note Series shall be entitled to receive as Shared Principal Collections any amounts otherwise allocable to the Exchangeable Seller Certificate and not required to be deposited in the Excess Funding Account;

          (g) the following language is deleted from Section 8.2(i) of the
     Agreement:

          "To the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity;" and

          (h) Section 12.2(b) of the Agreement shall be deemed to read as follows:

               "(b)    If on the Determination Date in the second month
               immediately preceding the month in which the Series Termination Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on the next Transfer Date and the payment of principal on the notes in the related Note Series to be made on the related Distribution Date pursuant to the Indenture), the outstanding principal amount of the notes in the related

               Note Series would be greater than zero, the Servicer shall sell, dispose of, or otherwise liquidate, in a commercially reasonable manner and on commercially reasonable terms (which shall include the solicitation of competitive bids from Persons who are not Affiliates of Seller), within 30 days of such Determination Date, an amount of Receivables equal to (i) 110% of the Investor Amount with respect to such Series determined as of the date of such sale, disposition or liquidation provided, however, that the Servicer shall give Seller at least 10 days advance written notice of such sale, disposition or other liquidation. Seller shall have the option, exercisable at any time after the Servicer has obtained an offer from any Person that is not an Affiliate of Seller and prior to the consummation of such sale, disposition or liquidation by giving notice of the exercise thereof to the Servicer, to purchase such Receivables for cash (payable in immediately payable funds on the Series Termination Date) for the lesser of (i) 100% of the amount of such Receivables, or (ii) the highest price offered therefor pursuant to such proposed sale, disposition or other liquidation. The proceeds received upon the sale, disposition or other liquidation of such Receivables in an amount up to (i) the outstanding principal amount of the notes in the related Note Series on the Series Termination Date, plus (ii) unpaid interest thereon as of the Series Termination Date with respect to such Series, less (iii) amounts on deposit on such date in the Series Accounts with respect to such Series, shall be distributed to the Holder of the Collateral Certificate for the benefit of such Series on the related Series Termination Date. Notwithstanding Sections 12.2(c) and 12.3, such funds shall be distributed in accordance with the terms of the related Indenture Supplement, and the Holder of the Collateral Certificate will not be required to present the Collateral Certificate in order to receive final payment with respect to any Collateral Series, whether pursuant to this Section 12.2 or otherwise. Proceeds received in excess of the amount to be deposited as aforesaid shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of
               Article IV; provided that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables.".

     In addition, to the extent that the terms of this Series Supplement (directly or as supplemented by any Indenture Supplement) are deemed to be inconsistent with the terms of the Agreement, this Series Supplement shall be deemed to modify or amend the terms of the Agreement solely as applied to each Collateral Series affected by any such inconsistency, as permitted by Section 6.12(c) of the Agreement. Otherwise, as supplemented by this Series Supplement (and the various Indenture Supplements executed form time to time), the Agreement is in all respects ratified and confirmed and the Agreement as so amended and supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 11.  Counterparts. This Series Supplement may be executed in
                       ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 12.  Certain Calculations. In accordance with Section 1.3 of
                       --------------------                     -----------
the Agreement, the Servicer is adopting the following method of determining the amount of Finance Charge Receivables, which method is, in the good faith judgment of the Servicer, designed to more accurately reflect the portions of Receivables and Collections constituting Finance Charge Receivables:

               (i) At the close of business on each Cycle Billing Date for any Cycle of which any Accounts are included in the Trust, the amount of Finance Charge Receivables of all Accounts in such Cycle shall be equal to the result of (A) the amount of Finance Charges charged to all Accounts in such Cycle on such date minus (B) the amount of Finance Charge Receivables on all Accounts in such Billing Cycle that have been charged off since the close of business on the preceding Cycle Billing Date. As of the end of each Monthly Period, the amount of Finance Charge Receivables for all Accounts shall equal (X) the sum of the amounts calculated pursuant to the preceding sentence for each Cycle of which Accounts are included in the Trust during that Monthly Period plus (Y) the Carry-Over Finance Charge Amount.

               (ii) For each Business Day in each Monthly Period, the amount of Collections allocated to Finance Charge Receivables for all Accounts shall be all Collections available for allocation on that Business Day up to an amount equal to the quotient of the result determined pursuant to clause
     (i) above as of the end of the immediately preceding Monthly Period divided by the number of Business Days in such present Monthly Period; provided,
                                                                    --------
     however, that (A) the amount of Collections allocated to Finance Charge
     -------
     Receivables for all Accounts on the first Business Day of each Monthly Period shall equal the product of two times such quotient, (B) subject to clause (C) below, the amount of Collections allocated to Finance Charge Receivables for all Accounts on the last Business Day of each Monthly Period shall equal zero and (C) to the extent that the total Collections available for allocation on any Business Day (other than the last Business Day of a Monthly Period) is less than the amount that is to be allocated to Collections of Finance Charge Receivables on that Business Day, then the deficit shall be added to the amount of Collections that will be allocated to Finance Charge Receivables on the next Business Day.

               (iii) If, at the close of business on the last Business Day of any

     Monthly Period, the amount of Collections allocated to Finance Charge Receivables for all Accounts during such Monthly Period is less than the amount of Finance Charge Receivables for all Accounts calculated pursuant to clause (i) as of the end of the next preceding Monthly Period, then such deficit shall be the "Carry-Over Finance Charge Amount" and shall be added to the amount of Finance Charges Receivables as of the end of the then current Monthly Period pursuant to clause (i). The Carry-Over Finance Charge Amount shall be deemed to be zero as of the end of the November 2000 Monthly Period.

          SECTION 13.   Governing Law. This Series Supplement shall be construed
                        -------------
in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          IN WITNESS WHEREOF, the parties have caused this Collateral Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                             SPIEGEL CREDIT CORPORATION III

                             Name:  /s/ John R. Steele
                             Title: Treasurer


                             FIRST CONSUMERS NATIONAL BANK

                             Name:  /s/ John R. Steele
                             Title: Treasurer


                             THE BANK OF NEW YORK
                             (successor-in-interest to the corporate trust administration of Harris Trust and Savings Bank), as Trustee

                             Name:  /s/ Cassandra Shedd
                             Title: Assistant Treasurer

                                   EXHIBIT A
                                      to
                         COLLATERAL SERIES SUPPLEMENT

                        FORM OF COLLATERAL CERTIFICATE


No.________________                                             $_____________


                             SPIEGEL MASTER TRUST
                            COLLATERAL CERTIFICATE

Evidencing an undivided interest in a trust originated by Spiegel Credit Corporation III ("SCC"), the corpus of which consists of a portfolio of receivables created under charge accounts originated by First Consumers National Bank ("FCNB") or Spiegel, Inc. ("Spiegel") and other assets and interests constituting the trust under the Pooling and Servicing Agreement described below.

                     (Not an interest in or obligation of
                             FCNB, SCC or Spiegel)

         This certifies that SPIEGEL CREDIT CARD MASTER NOTE TRUST (the "Certificateholder") is the registered owner of an undivided interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created under selected charge accounts originated by FCNB or Spiegel and acquired by SCC from FCNB and Spiegel Acceptance Corporation ("SAC") pursuant to a Receivables Purchase Agreement, dated as of September 20, 1994, among SCC, FCNB and SAC, as amended, and transferred by SCC to the Trust, all monies due or to become due with respect thereto and the other assets and interests constituting the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of December 13, 1994, as amended by the Series 1995-A Supplement thereto and the Transfer Agreement No. 1 of Receivables in Additional Accounts, dated March 16, 1995 and as supplemented by the Collateral Series Supplement thereto dated December 1, 2000 (collectively, the "Pooling and Servicing Agreement"), among SCC, FCNB and The Bank of New York (as successor-in-interest to the corporate trust administration of Harris Trust and Savings Bank), as trustee.

         THIS COLLATERAL CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, FCNB, SCC OR SPIEGEL, AND NONE OF THIS CERTIFICATE, THE RECEIVABLES AND THE ACCOUNTS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS COLLATERAL CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES, ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

         To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Collateral Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of its acceptance hereof assents and by which the Certificateholder is bound.

         This Certificate is one of a series of Certificates entitled "Spiegel Master Trust Collateral Certificates" (the "Collateral Certificates"), which represents an undivided interest in the Trust.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature of a duly authorized signatory, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Collateral Certificate to be duly executed under its official seal.

                              THE BANK OF NEW YORK,
                             (successor-in-interest to the corporate trust administration of Harris Trust an Savings Bank), as Trustee



                             By:
                                _______________________________________________
                                   Vice President

[Seal]

Attested to:


By:
   _______________________
     Assistant Secretary

Date:

                    Trustee's Certificate of Authentication


         This is one of the Collateral Certificates referred to in the within-mentioned Pooling and Servicing Agreement.



                             THE BANK OF NEW YORK,
                             (successor-in-interest to the corporate trust administration of Harris Trust and Savings Bank), as Trustee



                             By:
                                _______________________________________________
                                   Authorized Officer

                                      Exhibit B to Collateral Series Supplement
                                      ---------









                         RECEIVABLES PURCHASE AGREEMENT

                                      among

                         SPIEGEL CREDIT CORPORATION III,

                                     Buyer,

                                       and

                          FIRST CONSUMERS NATIONAL BANK

                                       and

                         SPIEGEL ACCEPTANCE CORPORATION,

                                  RPA Sellers,

                          Dated as of ___________, 20__

                               TABLE OF CONTENTS

                                                                                           Page
ARTICLE I

DEFINITIONS.............................................................................    -1-

Section 1.1.    Definitions.............................................................    -1-
Section 1.2.    Other Definitional Provisions...........................................    -1-

ARTICLE II

PURCHASE AND CONVEYANCE OF RECEIVABLES..................................................    -2-

Section 2.1.    Purchase................................................................    -2-
Section 2.2.    Addition of Additional Accounts.........................................    -3-
Section 2.3.    Sellers of Receivables..................................................    -4-

ARTICLE III

CONSIDERATION AND PAYMENT...............................................................    -5-

Section 3.1.    Purchase Price..........................................................    -5-
Section 3.2.    Payment of Purchase Price...............................................    -5-
Section 3.3.    Adjustments to Purchase Price...........................................    -5-
Section 3.4.    Settlement..............................................................    -5-

ARTICLE IV

REPRESENTATIONS AND WARRANTIES..........................................................    -6-

Section 4.1.    RPA Seller's Representations and Warranties.............................    -6-
Section 4.2.    RPA Sellers' Representations and Warranties Regarding Additional
                  Accounts..............................................................    -9-
Section 4.3.    Representations and Warranties of Buyer.................................    -10-
Section 4.4.    Other Matters...........................................................    -12-

ARTICLE V

COVENANTS OF RPA SELLERS AND BUYER......................................................    -12-

Section 5.1.    RPA Seller Covenants....................................................    -12-
Section 5.2.    Buyer Covenants Regarding Nondisclosure; Inspection.....................    -16-

ARTICLE VI

REPURCHASE OBLIGATION...................................................................    -16-

Section 6.1.    Mandatory Repurchase....................................................    -16-
Section 6.2.    Optional Repurchases....................................................    -18-
Section 6.3.    Conveyance of Repurchased Receivables...................................    -18-
Section 6.4.    Sole Remedy.............................................................    -19-
Section 6.5.    Selection of Removed Accounts...........................................    -19-
Section 6.6.    Assignment of Repurchase Rights and Obligations.........................    -19-

ARTICLE VII

CONDITIONS PRECEDENT....................................................................    -19-

Section 7.1.    Conditions to Buyer's Obligations Regarding Initial Receivables.........    -19-
Section 7.2.    Conditions to Buyer's Obligations Regarding Supplemental Conveyances....    -20-
Section 7.3.    Conditions Precedent to RPA Sellers' Obligations........................    -21-

ARTICLE VIII

TERM & TERMINATION......................................................................    -22-

Section 8.1.    Term....................................................................    -22-
Section 8.2.    Effect of Termination...................................................    -23-

ARTICLE IX

MISCELLANEOUS PROVISIONS................................................................    -23-

Section 9.1.    Amendment...............................................................    -23-
Section 9.2.    Governing Law...........................................................    -23-
Section 9.3.    Notices.................................................................    -23-
Section 9.4.    Severability of Provisions..............................................    -24-
Section 9.5.    Assignment..............................................................    -24-
Section 9.6.    Acknowledgment and Agreement of RPA Sellers.............................    -24-
Section 9.7.    Further Assurances......................................................    -24-
Section 9.8.    No Waiver; Cumulative Remedies..........................................    -24-
Section 9.9.    Counterparts............................................................    -25-
Section 9.10.   Binding Effect; Third-Party Beneficiaries...............................    -25-
Section 9.11.   Merger and Integration..................................................    -25-
Section 9.12.   Headings................................................................    -25-
Section 9.13.   Schedules and Exhibits..................................................    -25-

     RECEIVABLES PURCHASE AGREEMENT, dated as of [________], 20__, (this "Agreement") among FIRST CONSUMERS NATIONAL BANK, a national banking association
 ---------
("FCNB"), SPIEGEL ACCEPTANCE CORPORATION, a Delaware corporation ("SAC"; FCNB
  ----                                                             ---
and SAC are collectively referred to herein as the "RPA Sellers"), and SPIEGEL
                                                    -----------
CREDIT CORPORATION III, a Delaware corporation ("Buyer").
                                                 -----

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Buyer desires to purchase from time to time certain Receivables arising under certain specified preferred charge accounts of FCNB; and

     WHEREAS, RPA Sellers desire to sell from time to time and assign such Receivables to Buyer upon the terms and conditions hereinafter set forth; and

     WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by Buyer to the Issuer in connection with the issuance of certain Notes; and

     WHEREAS, Buyer will grant to the Trustee a security interest in Buyer's rights relating to the Receivables under this Agreement, and RPA Sellers agree that the covenants and agreements made by RPA Sellers herein shall also be for the benefit of the Owner Trustee, the Indenture Trustee and all holders of the Notes;

     NOW, THEREFORE, it is hereby agreed among the parties hereto as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1. Definitions. Capitalized terms used herein and not otherwise
                  -----------
defined herein are defined in Annex A to the Master Indenture, dated as of
                              -------
December 1, 2000, between Spiegel Credit Card Master Note Trust and The Bank of New York (the "Indenture").
               ---------

     Section 1.2. Other Definitional Provisions. All terms defined directly or
                  -----------------------------
by reference in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in
Article 9 of the UCC as in effect in the State of Illinois and not otherwise defined in this Agreement are used as defined in that Article; (c) any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series; (d) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (e) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate or document); (f) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, Section, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (g) the term "including" means "including without limitation"; (h) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (i) references to any Person include that Person's successors and assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                  ARTICLE II

                    PURCHASE AND CONVEYANCE OF RECEIVABLES

     Section 2.1. Purchase. (a) Subject to and upon the terms and conditions
                  --------
hereinafter set forth, each RPA Seller (i) hereby sells, transfers, conveys, and assigns to Buyer, without recourse, all of such RPA Seller's right, title, and interest in, to, and under the Receivables existing at the opening of business on the SMT Termination Date (excluding Receivables in respect of Defaulted Accounts), and thereafter created in respect of each Account listed on Schedule
                                                                       --------
1 identified by account number and by Receivable balance as of the SMT
-
Termination Date (the "Accounts"), together with all monies due or to become due
                       --------
with respect thereto (including all Finance Charge Receivables), all Collections, Recoveries and other proceeds thereof and Insurance Proceeds relating thereto, and (ii) subject to the provisions of Section 2.2, on each
                                                        -----------
Addition Date each RPA Seller shall sell, transfer, convey and assign to Buyer, without recourse, all of such RPA Seller's rights, titles, and interests in, to, and under the Receivables then existing or thereafter created in respect of each Additional Account designated in a Supplemental Conveyance effective on the Addition Date therefor, together with all monies due or to become due with respect thereto (including all Finance Charge Receivables), all Collections, Recoveries and other proceeds thereof and Insurance Proceeds relating thereto.

     (b) In connection with such sale and conveyance, each RPA Seller shall, at its own expense, on or prior to the SMT Termination Date (i) indicate or cause to be indicated in its computer files relating to the Receivables that Receivables created in connection with the Accounts have been sold to Buyer in accordance with this

Agreement and transferred to the Issuer pursuant to the Servicing Agreement for the benefit of the Noteholders and (ii) deliver or cause to be delivered to Buyer (or to the Trustee, if Buyer so directs) a computer file or microfiche list containing a true and complete list of all such Accounts, identified by account number and by the Receivables balance as of the SMT Termination Date.

     (c)  In connection with such sale and conveyance, each RPA Seller agrees
(i) to record and file, at its own expense, any financing statement for the purchase of accounts (as defined in Section 9-106 of the UCC as in effect in any state where such RPA Seller's chief executive offices or books and records relating to the Receivables are located) with respect to the Receivables now existing and hereafter created in respect of each Account (including Receivables in Additional Accounts), meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale of the Receivables from such RPA Seller to Buyer, and (ii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (which may, for purposes of this Section 2.1, consist of telephone confirmations
                                 -----------
of such filings) to Buyer (or to the Trustee, if Buyer so directs) on or prior to the SMT Termination Date.

     (d) On the SMT Termination Date, RPA Sellers shall deposit in the Collection Account an amount equal to the amount that Buyer is required to deposit therein pursuant to Section 8.4 of the Indenture.
                            -----------

     Section 2.2. Addition of Additional Accounts. (a) If from time to time,
                  -------------------------------
Buyer becomes obligated to designate Additional Accounts pursuant to Section
                                                                     -------
2.6(a) of the Servicing Agreement (or any other provision thereof calling for
-----
compliance with the procedures set forth in such Section 2.6(a)), then Buyer
                                                 --------------
shall give RPA Sellers written notice thereof on or before the Notice Date prior to the Addition Date therefor and RPA Sellers shall on or before the Addition Date designate sufficient Eligible Accounts to be included as Additional Accounts so that after the inclusion thereof Buyer will be in compliance with the requirements of said Section 2.6(a). Additionally, subject to the
                         -------------
limitations, if any, on Buyer's ability to add Additional Accounts under Section
                                                                         -------
2.6(b) of the Servicing Agreement, from time to time Eligible Accounts may be
-----
designated to be included as Additional Accounts, upon the mutual agreement of Buyer and RPA Sellers. In either event, RPA Sellers shall have responsibility for selecting the Additional Accounts and shall on or prior to the Addition Date therefore execute and deliver a Supplemental Conveyance identifying the Additional Accounts by account number and Receivables balance and Principal Receivables balance as of the Addition Date, which Supplemental Conveyance shall be effective upon receipt by Buyer.

     (b) On or before each Addition Date with respect to Additional Accounts added pursuant to Section 2.2(a), FCNB (i) shall indicate or cause to be
                  -------------
indicated in its books and records and in the computer files of the Receivables that the

Receivables created in connection with such Additional Accounts have been sold to Buyer in accordance with this Agreement and transferred by Buyer to the Issuer pursuant to the Servicing Agreement, and (ii) shall deliver or cause to be delivered to Buyer a computer file or microfiche list containing a true and complete list of all Additional Accounts designated in the respective Supplemental Conveyance or, if Buyer shall so direct, such computer file or microfiche list shall be delivered to the Trustee pursuant to the Servicing Agreement. FCNB's failure to deliver or cause to be delivered the list prior to termination shall not be deemed to render such transfer executory or uncompleted.

     (c) At any time that Receivables in an Eligible Account are required to be transferred to the Issuer pursuant to Section 2.6(e) of the Servicing Agreement,
                                      -------------
such Eligible Account shall, until notice from FCNB or Buyer to the other parties hereto to the contrary, automatically be designated to be included as an Account effective as of the date specified in Section 2.6(e) of the Servicing
                                              -------------
Agreement. FCNB shall on or before five Business Days after the first day of each calendar month next succeeding the Monthly Period of such conveyance execute a Supplemental Conveyance solely for the purposes of confirming the transfer and assignment of such included Accounts under this Section 2.2(c) and
                                                             -------------
identifying all such included Accounts so designated during the preceding Monthly Period, by account number and the aggregate amount of the Receivables and the aggregate amount of Principal Receivables in such included Accounts as of such fifth Business Day.

     (d) On or before five Business Days after the first day of the Monthly Period next succeeding the calendar month in which Accounts were included pursuant to Section 2.2(c), FCNB (i) shall indicate or cause to be indicated in
            -------------
its books and records and in the computer files of the Receivables that the Receivables created in connection with such included Accounts have been sold to Buyer in accordance with this Agreement and transferred by Buyer to the Issuer pursuant to the Servicing Agreement and (ii) shall deliver or cause to be delivered to Buyer a computer file or microfiche list containing a true and complete list of all such included Accounts identified in the respective Supplemental Conveyance, or, if Buyer shall so direct, such computer file or microfiche list shall be delivered to the Trustee pursuant to the Servicing Agreement.

     Section 2.3. Sellers of Receivables. The parties acknowledge and agree that
                  ----------------------
Eligible Receivables arising under Additional Accounts prior to the applicable Addition Date may on each Addition Date be transferred to Buyer hereunder by either RPA Seller, as the RPA Sellers may agree between themselves without the necessity of any consent or approval of any other Person, but that in any event Eligible Receivables arising under Additional Accounts on or after the applicable Addition Date and which are to be transferred to Buyer hereunder shall be so transferred by FCNB.

                                  ARTICLE III

                           CONSIDERATION AND PAYMENT

     Section 3.1. Purchase Price. Except as provided in Section 3.2, the
                  --------------                        -----------
Purchase Price for all Receivables (including Receivables in Additional Accounts) conveyed to the Buyer under this Agreement shall be a dollar amount equal to the total recorded unpaid balance of such Receivables (including Principal Receivables and Finance Charge Receivables) on the date conveyed to Buyer hereunder.

     Section 3.2. Payment of Purchase Price. The Purchase Price for Receivables
                  -------------------------
shall be paid or provided for on the SMT Termination Date, each Addition Date and each Settlement Date, as the case may be, in either of the following ways (or any combination thereof) as Buyer and the appropriate RPA Seller may mutually agree from time to time: (i) by payment in cash in immediately available funds; or (ii) by the sale, transfer, and assignment from Buyer to the appropriate RPA Seller of an undivided participation in the Seller Interest, entitling such seller to receive a portion of all payments made to the holder of the Seller Interest in the proportion that the principal amount of the purchased Receivables not paid for in cash as provided in clause (i) above bears to the
                                                ----------
Principal Receivables evidenced by the Seller Interest. In the absence of any agreement to the contrary, any portion of the Purchase Price not paid in cash on the SMT Termination Date, any Addition Date (other than Addition Dates arising under Section 2.2), or Settlement Date shall automatically be deemed the
      -----------
purchase of a participation in the Seller Interest in accordance with the terms of this Section 3.2 in an amount equal to the unpaid portion of the Purchase
        -----------
Price payable on such date, which participation interest shall be evidenced by the Settlement Statement as provided in Section 3.4.
                                        -----------

     Section 3.3. Adjustments to Purchase Price. The Purchase Price payable to
                  -----------------------------
each RPA Seller shall be adjusted on a monthly basis to reflect any Credit Adjustment.

     Section 3.4. Settlement. On each Determination Date under the Servicing
                  ----------
Agreement (herein, a "Settlement Date"), FCNB shall deliver or cause to be
                      ---------------
delivered to Buyer a Settlement Statement in substantially the form of Exhibit
                                                                       -------
C, showing the aggregate amount of Receivables conveyed by each RPA Seller from
-
the previous Settlement Date (or from the SMT Termination Date in the case of the first Settlement Date) to such date, the amount of all payments of the Purchase Price received by each RPA Seller prior to such Settlement Date in respect of such Receivables, any Credit Adjustments to be made pursuant to
Section 3.4, and the settlements of the remaining Purchase Price for such
-----------
Receivables to be made as of such Settlement Date between Buyer and each RPA Seller in accordance with Section 3.3. The balance due, if any, from Buyer to an
                          -----------
RPA Seller as reflected in
immediately available funds, or, unless otherwise agreed, shall automatically be deemed an assignment of an interest in the Seller Interest in accordance with
Section 3.3 in an amount equal to the unpaid portion of the Purchase Price then
-----------
due and payable, which participation shall be evidenced by the Settlement Statement.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     Section 4.1. RPA Seller's Representations and Warranties. Each RPA Seller,
                  -------------------------------------------
but only as to itself and as to those Receivables, if any, transferred by it hereunder, hereby severally (and not jointly) represents and warrants to, and agrees with, Buyer as of the SMT Termination Date that:

     (a)  Organization, Good Standing, and Qualification. SAC is a corporation
          ----------------------------------------------
duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority, and right to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement. FCNB is a national banking association duly organized and validly existing and in good standing under the laws of the United States of America, and has full corporate power, authority, and right to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement. Such RPA Seller is duly qualified to do business and is in good standing in each State of the United States where the nature of its business requires it to be so qualified.

     (b)  Due Authorization. The execution and delivery of this Agreement, any
          -----------------
Supplemental Conveyance, the Servicing Agreement, or any other document or instrument delivered pursuant hereto or thereto (the "Conveyance Papers"), to
                                                      -----------------
the extent that such RPA Seller is party thereto, and the consummation of the transactions provided for in this Agreement or any such other Conveyance Paper, have been duly authorized by all necessary corporate action on the part of such RPA Seller.

     (c)  No Conflict. The execution and delivery of the Conveyance Papers, the
          -----------
performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any Indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such RPA Seller is a party or by which it or any of its properties are bound.

     (d)  No Violation. The execution and delivery of the Conveyance Papers, the
          ------------
performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers will not conflict with or violate any material Requirements of Law applicable to such RPA Seller.

     (e)  No Proceedings. There are no proceedings or investigations pending or,
          --------------
to the best knowledge of such RPA Seller, threatened against such RPA Seller, before any Governmental Authority (i) asserting the invalidity of the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of such RPA Seller, would materially and adversely affect the performance by such RPA Seller of its obligations under the Conveyance Papers, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Conveyance Papers.

     (f)  All Consents Required. All approvals, licenses, authorizations,
          ---------------------
consents, orders, or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of the Conveyance Papers by such RPA Seller, the performance by such RPA Seller of the transactions contemplated by the Conveyance Papers, and the fulfillment by such RPA Seller of the terms of the Conveyance Papers, have been obtained.

     (g)  Identification of Accounts and Receivables. As of the SMT Termination
          ------------------------------------------
Date, FCNB or SAC, as appropriate, has (i) indicated or caused to be indicated in its books and records and in the computer files of the Receivables that Receivables created in respect of the Accounts have been sold to Buyer in accordance with this Agreement and transferred to the Issuer pursuant to the Servicing Agreement for the benefit of Noteholders and (ii) has delivered or caused to be delivered to Buyer (or to the Trustee, if so directed by Buyer) a computer file or microfiche list containing a true and complete list of all such Accounts, identified by account number and by the Receivable balance as of the SMT Termination Date.

     (h)  Existing Financing Statements. There is no financing statement or
          -----------------------------
similar statement or instrument of registration naming such RPA Seller as "debtor", "transferor" or similar party (other than those, if any, which have been released or terminated or the scope of which has otherwise been effectively limited) under the law of any jurisdiction now on file or registered in any public office covering any interest of any kind in the Accounts or Receivables, or intended so to be, and such RPA Seller will not execute or authorize there to be on file in any public office any financing statement or similar statement or instrument of registration under the laws of any jurisdiction relating to the Accounts or Receivables, except (i) any financing statements or assignments to be filed in respect of and covering any security or other interest of Buyer or the Trustee pursuant to this Agreement or the Servicing

Agreement, and (ii) any financing statements filed against FCNB with respect to its regular transfers of receivables to SAC.

     (i)  Filings. All filings and recordings required to perfect the title of
          -------
Buyer to the Receivables purchased hereunder have been or will have been accomplished prior to the SMT Termination Date and each Addition Date and are in full force and effect, and such RPA Seller shall at its expense perform all acts and execute all documents reasonably requested by Buyer at any time to evidence, perfect, maintain, and enforce the title of Buyer in such Receivables and the transfer thereof to the Issuer. Such RPA Seller will, at the reasonable request of Borrower, execute and file additional financing statements reasonably satisfactory in form and substance to Buyer. All filings and recordings required to perfect the title of SAC the Receivables to be transferred by it to Buyer pursuant to Sections 2.3(a)(i) and 2.3(b) have been accomplished and are in full
            ------------------     ------
force and effect.

     (j)  Binding Obligations. The Conveyance Papers to which such RPA Seller is
          -------------------
party constitute legal, valid and binding obligations of such RPA Seller, enforceable against such RPA Seller in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     (k)  Valid Conveyance. As of the SMT Termination Date, the Conveyance
          ----------------
Papers then in existence constitute a valid sale, assignment, and conveyance to Buyer of all right, title and interest of such seller in, to, and under the Receivables then existing and thereafter created in the Accounts (other than Receivables in the Additional Accounts), all monies due or to become due with respect thereto (including all Finance Charge Receivables), together with all Collections, Recoveries and other proceeds of such Receivables and Insurance Proceeds relating thereto, and such property will be owned free and clear of any Lien of any Person claiming through or under such RPA Seller and its Affiliates, except for Liens permitted under Section 5.1(d).
                                 --------------

     (l)  Eligibility of Receivables. Such RPA Seller hereby represents and
          --------------------------
warrants to Buyer as of the SMT Termination Date that (i) as of the SMT Termination Date, Schedule 1 to this Agreement and the computer file or
                  ----------
microfiche list delivered pursuant to Section 2.1(b) is an accurate and complete
                                      --------------
listing in all material respects of all the Accounts as of the SMT Termination Date and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the SMT Termination Date, (ii) each Receivable then existing is an Eligible Receivable, (iii) each Receivable then existing has been conveyed to Buyer free and clear of any Lien of any Person and in compliance, in all material respects, with all Requirements of Law applicable to such RPA Seller and (iv) with respect to each Receivable then existing, all consents, licenses, approvals, or authorizations of or registrations or declarations with any Governmental Approval required to be obtained, effected or given by such RPA Seller in connection with the transfer of such Receivable to Buyer have been duly obtained, effected, or given and are in full force and effect. On each day on which any new Receivable is conveyed by such RPA Seller to Buyer hereunder, such RPA Seller shall be deemed to represent and warrant to Buyer that (i) each Receivable conveyed on such day is an Eligible Receivable, (ii) each Receivable conveyed on such day has been conveyed to Buyer free and clear of any Lien of any Person and in compliance, in all material respects, with all Requirements of Law applicable to such RPA Seller,
(iii) with respect to each such Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with, any Governmental Authority required to be obtained, effected, or given by such RPA Seller in connection with the conveyance of such Receivable to the Issuer have been duly obtained, effected or given and are in full force and effect, and (iv) the representations and warranties set forth in Sections 4.1(j) and (k) are true and
                                            ---------------     ---
correct with respect to each Receivable transferred on such day as if made on such day.

     (m)  Eligible Accounts. As of the SMT Termination Date, each Account (other
          -----------------
than Additional Accounts) is an Eligible Account.

     (n)  Selection Procedures. No selection procedures believed by such RPA
          --------------------
Seller to be materially adverse to the interests of Buyer or its successors and assigns were utilized by such RPA Seller in selecting the Accounts.

     (o)  FDIC Insurance. FCNB's deposits are insured by the Federal Deposit
          --------------
Insurance Corporation ("FDIC").
                        ----

     Section 4.2. RPA Sellers' Representations and Warranties Regarding
                  -----------------------------------------------------
Additional Accounts. Each RPA Seller, but only as to itself and as to those
-------------------
Receivables, if any, transferred by it hereunder, hereby severally (and not jointly) represents and warrants, and agrees with Buyer, as of each Addition Date, that:

     (a)  Reconfirmation of Representations and Warranties. All representations
          ------------------------------------------------
and warranties made by such RPA Seller pursuant to Section 4.1 remain true and
                                                   -----------
correct in all respects as of such Addition Date as if made on such date.

     (b)  Identification of Accounts and Receivables. FCNB has, as of the
          ------------------------------------------
Addition Date with respect to Additional Accounts added pursuant Section 2.2(a),
                                                                 --------------
and will have, as of the fifth Business Day after the first day of the calendar month occurring after any Addition Date occurring under Section 2.2(c), (i)
                                                        --------------
indicated or caused to be indicated in its books and records and in the computer files of the Receivables that Receivables created in respect of the Additional Accounts have been sold to Buyer in accordance with this Agreement and transferred to the Issuer pursuant to the Servicing Agreement for the benefit of the Noteholders and (ii) delivered or caused to be delivered to Buyer (or to the Trustee, if so directed by Buyer) a computer file or microfiche list containing a true and correct list of all such Additional Accounts, identified by account number and by the Receivable balance as of the Addition Date for Additional Accounts added pursuant to Section 2.2(a) and as of such fifth Business Day of a calendar month
            --------------
with respect to Additional Accounts added pursuant to Section 2.2(b) and any
                                                      --------------
such computer file or microfiche list is or will be an accurate and complete listing in all material respects of all the Additional Accounts as of the Addition Date or as of such fifth Business Day and the information contained therein with respect to the identity of such Additional Accounts and the Receivables existing thereunder is true and correct in all material respects as of such date.

     (c)  Eligibility of Accounts. Each Additional Account is, as of the
          -----------------------
Addition Date, an Eligible Account.

     (d)  Selection Procedures. The Additional Accounts were assigned randomly
          --------------------
to Cycles by FCNB. No selection procedures believed by such RPA Seller to be materially adverse to the interests of Buyer or its successors and assigns were utilized by such RPA Seller in selecting the Additional Accounts from available Eligible Accounts.

     (e)  Insolvency. Such RPA Seller is not insolvent as of the Addition Date.
          ----------

     (f)  Bankruptcy Proceeding. Such RPA Seller has not filed a voluntary
          ---------------------
proceeding under the Debtor Relief Laws and has no knowledge of the filing of any involuntary proceeding against it under such laws.

     (g)  Valid Conveyance. As of each Addition Date, a valid sale, assignment
          ----------------
and conveyance to Buyer of all right, title, and interest of such RPA Seller in, to, and under the Receivables then existing and thereafter created in respect of the Additional Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), together with all proceeds of such Receivables and Insurance Proceeds relating thereto, has been consummated and such property will be held free and clear of any Lien of any Person claiming through or under such RPA Seller and its Affiliates, except for Liens permitted under Section 5.1(d).
      --------------

     Section 4.3. Representations and Warranties of Buyer. As of the SMT
                  ---------------------------------------
Termination Date, and each Addition Date, Buyer hereby represents and warrants to, and agrees with, the RPA Sellers that:

     (a)  Organization and Good Standing. Buyer is a corporation duly organized
          ------------------------------
and validly existing in good standing under the laws of the State of

Delaware and has full corporate power, authority, and right to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver, and perform its obligations under the Conveyance Papers.

     (b)  Due Qualification. Buyer is neither required to qualify, nor to
          -----------------
register, as a foreign corporation in any state in order to conduct its business, and has obtained all necessary licenses and approvals with respect to Buyer required under federal and Delaware law.

     (c)  Due Authorization. The execution and delivery of the Conveyance Papers
          -----------------
and the consummation of the transactions provided for in the Conveyance Papers have been duly authorized by Buyer by all necessary corporate action on the part of Buyer.

     (d)  No Conflict. The execution and delivery of the Conveyance Papers, the
          -----------
performance of the transactions contemplated by the Conveyance Papers and the fulfillment of the terms of the Conveyance Papers will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which Buyer is a party or by which it or any of its properties are bound.

     (e)  No Violation. The execution and delivery of the Conveyance Papers, the
          ------------
performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers will not conflict with or violate any Requirements of Law applicable to Buyer.

     (f)  No Proceedings. There are no proceedings or investigations pending or,
          --------------
to the best knowledge of Buyer, threatened against Buyer, before any Governmental Authority (i) asserting the invalidity of the Conveyance Papers,
(ii) seeking to prevent the consummation of any of the transactions contemplated by the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of Buyer, would materially and adversely affect the Papers, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Conveyance Papers.

     (g)  All Consents Required. All approvals, authorizations, licenses,
          ---------------------
consents, orders, or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of the Conveyance Papers, the performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers have been obtained.

     Section 4.4. Other Matters.
                  -------------

     (a)  The representations and warranties set forth in this Article IV shall
                                                               ----------
survive the conveyance of the Receivables to Buyer, and termination of the rights and obligations of the Buyer and RPA Sellers under this Agreement. Upon discovery by Buyer or an RPA Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

     (b) In no event shall Buyer be liable to either RPA Seller on account of breach of any representation or warranty of Buyer set forth herein.

                                   ARTICLE V

                      COVENANTS OF RPA SELLERS AND BUYER

     Section 5.1. RPA Seller Covenants. Each RPA Seller, but only as to itself
                  --------------------
and as to those Receivables, if any, transferred by it hereunder, hereby severally (and not jointly) covenants and agrees with Buyer as follows:

     (a)  Charge Account Agreements and Charge Account Guidelines. FCNB shall
          -------------------------------------------------------
comply with and perform its obligations under the Charge Account Guidelines, except insofar as any failure to so comply or conform would not materially and adversely affect the rights of the Trustee and Noteholders under the Servicing Agreement or under the Notes. In that regard, except as aforesaid, and so long as such changes are made applicable to comparable segments of the charge accounts originated by FCNB which have characteristics the same as, or substantially similar to, the Accounts pursuant to which the Receivables were created, FCNB shall be free to change the terms and provisions of such Charge Account Agreements or the Charge Account Guidelines in any respect (including the calculation of the amount, the timing, or charge-offs), and shall notify the Rating Agencies for changes that lower minimum payment terms, lower Finance Charge rates, change terms from fixed- to floating-rate, and any changes to delinquency and charge-off policies.

     (b)  Finance Charges and Other Fees. Except (i) as otherwise required by
          ------------------------------
any Requirements of Law or (ii) as is consistent with the provisions of the Servicing Agreement and all Supplements thereto and as is deemed by FCNB to be advisable for the charge account program based on a good faith assessment by FCNB of the various factors impacting the use of FCNB charge accounts, FCNB shall not reduce at any time (x) the Finance Charges assessed in respect of any Accounts or (y) any other fees charged on any of the Accounts, if as a result of any such reduction, FCNB's reasonable expectation of the Portfolio Yield as of such date would be less than the highest of the Base Rates for the Notes then outstanding.

     (c)  Receivables Not to be Evidenced by Promissory Notes. FCNB will take no
         ----------------------------------------------------
action to cause any Receivable to be evidenced by any instrument.

     (d)  Security Interests. Except for the conveyances hereunder, (i) such RPA
          ------------------
Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; (ii) such RPA Seller will immediately notify Buyer and the Trustee of the existence of any Lien on any Receivable; and (iii) such RPA Seller shall defend the right, title, and interest of Buyer and its successors and assigns in, to, and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under such RPA Seller; provided, however, that
                                                         --------  -------
nothing in this Section 5.1(d) shall prevent or be deemed to prohibit such RPA
                --------------
Seller from suffering to exist upon any of the Accounts or Receivables any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if such RPA Seller shall concurrently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

     (e)  Chief Executive Office; State of Organization. Each RPA Seller's chief
          ---------------------------------------------
executive office and state of organization is identified on Schedule 2. Neither
                                                            ----------
RPA Seller will relocate its chief executive office or state of organization, unless such RPA Seller shall have given to Buyer not less than 15 days' written notice of its intention to do so, clearly describing the new location or state of organization. If as a result of such relocation, the applicable provisions of the UCC or any other applicable law require the filing of any amendment to any previously-filed financing or continuation statement or the filing of a new financing statement, the appropriate RPA Seller shall file such financing statement or amendment as may be necessary with respect to the transfer of accounts (as defined in Section 9-106 of the UCC in effect in the State of Illinois). Additionally, FCNB shall clearly and unambiguously identify or cause to be identified each Account (including any Additional Account designated pursuant to Section 2.2) in its computer records relating to the Receivables, to
            -----------
reflect that the Receivables arising in such Account have been sold to Buyer and transferred by Buyer to the Issuer pursuant to the Servicing Agreement. Such RPA Seller shall, prior to the sale or transfer to a third party of any receivable owned by such RPA Seller or held in its custody, examine its books and records, including any computer records, to determine that such receivable is not a Receivable.

     (f)  Change of Name or Corporate Structure. Within 30 days after such RPA
          -------------------------------------
Seller makes any change in its name, identity, or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 2.1 above seriously misleading within the meaning of Section
     -----------
9-402(7)
of the UCC as in effect in the state where such financing statement or continuation statement was filed, such RPA Seller shall file such financing statements or amendments as may be necessary with respect to the transfer of Accounts.

     (g)  Further Assurances. Such RPA Seller will make, execute or endorse,
          ------------------
acknowledge, and file or deliver to Buyer from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Receivables and other rights covered by this Agreement, as Buyer may request and reasonably require.

     (h)  Indemnification. Such RPA Seller agrees to indemnify, defend and hold
          ---------------
Buyer harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which Buyer may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon (i) a breach by such RPA Seller of its warranties and covenants contained in Section 4.1 (provided, however, with
                                      -----------  --------  -------
respect to the representations and warranties contained in Sections 4.1(1) and
                                                           ---------------
(m) above the indemnification provided for herein shall apply only to a breach
---
involving a material amount of Accounts or Receivables) or (ii) the representations of such RPA Seller contained in Section 4.2, or any information
                                                -----------
certified in any Schedule delivered by such RPA Seller hereunder, being untrue in any material respect at any time. The obligations of the RPA Sellers under this Section 5.1(h) shall be considered to have been relied upon by Buyer and
     --------------
shall survive the execution, delivery, and performance of this Agreement regardless of any investigation made by Buyer or on its behalf.

     (i)  Municipal and Local Taxes. FCNB or the Servicer shall be responsible
          -------------------------
for collecting all state, local, and municipal taxes associated with the Accounts and Receivables and for remitting the same to the appropriate Governmental Authority, together with all tax returns, reports, or affidavits required by such Governmental Authority in connection therewith.

     (j)  Conveyance of Accounts. Such RPA Seller shall not convey, assign,
          ----------------------
exchange, or otherwise transfer the Accounts to any Person prior to termination of this Agreement, and the Servicing Agreement.

     (k)  Non-Petition. Each RPA Seller hereby covenants and agrees that prior
          ------------
to the date which is one year and one day after the Scheduled Trust Termination Date, it will not institute against, or join any other person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law; provided, however, that, while the Notes are outstanding, the agreement of the
--------  -------
RPA Sellers set forth in this sentence will terminate and be of no force and effect if the absence of such agreement would not in and of itself result in the lowering, suspension or withdrawal by Standard and Poor's, if such rating agency then rates the Notes, or by Moody's, if such rating agency then rates the Notes, of their respective ratings of the Notes. Nothing in this Section 5.1(1) shall preclude, or be
                                      --------------
deemed to estop, either RPA Seller (a) from taking or omitting to take any action prior to such date (i) in any case or proceeding voluntarily filed or commenced by or on behalf of Buyer under or pursuant to any such law or (ii) except for joining in the involuntary petition, in any involuntary case or proceeding pertaining to Buyer which is filed or commenced by or on behalf of a Person other than an RPA Seller (or any Person to which an RPA Seller shall have assigned, transferred or otherwise conveyed any part of its obligations hereunder) under or pursuant to any such law or (b) from commencing or prosecuting any legal action which is not an involuntary case or proceeding under or pursuant to any such law against Buyer or any of its properties.

     (l)  Merger; Consolidation. FCNB shall not consolidate with or merge into
          ---------------------
any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (i) the Person formed by such consolidation or into which FCNB is merged or the Person which acquires by conveyance or transfer the properties and assets of FCNB substantially as an entirety shall be, if FCNB is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a national banking association, federal savings association, state banking corporation or state savings association which is not subject to the bankruptcy laws of the United States of America and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Buyer, in form satisfactory to the Buyer, the performance of every covenant and obligation of FCNB, as applicable hereunder, and shall benefit from all the rights granted to FCNB, as applicable hereunder. To the extent that any right, covenant or obligation of FCNB, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply to the extent practicable, to such successor entity;

          (ii) FCNB shall have delivered to the Buyer an Officer's Certificate and an Opinion of Counsel, each, in form and substance reasonably acceptable to the Buyer, stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Agreement and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to FCNB; and

          (iii) FCNB shall have notified the Rating Agencies of such actions in writing.

     Section 5.2. Buyer Covenants Regarding Nondisclosure; Inspection. Buyer
                  ---------------------------------------------------
hereby covenants and agrees with the RPA Sellers (and agrees to cause the Trustee) not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists delivered to Buyer (or to Trustee if buyer so directs) pursuant to Sections 2.1 and 2.2, and
                                                      ------------     ---
Section 4.2(b), 7.1(c) and 7.2(c), except (i) as is required in connection with
--------------  ------     ------
the performance of the Trustee's duties under the Servicing Agreement or in enforcing the rights of the Noteholders and (ii) such disclosures as are required upon appointment of a successor Servicer under the Servicing Agreement. Buyer agrees (and shall cause the Trustee) to take such measures as shall be reasonably requested by either RPA Seller to protect and maintain the security and confidentiality of such information, and in connection therewith, shall allow the RPA Sellers to inspect the applicable security and confidentiality arrangements from time to time in normal business hours. Buyer shall (and shall cause the Trustee to) give the RPA Sellers five days prior written notice of any disclosure pursuant to this Section 5.2.
                            -----------

                                  ARTICLE VI

                             REPURCHASE OBLIGATION

     Section 6.1. Mandatory Repurchase.
                  --------------------

     (a)  Ineligible Receivables. Each RPA Seller agrees that all
          ----------------------
representations and warranties made by it with respect to any Account or Receivable pursuant to Section 4.1 and 4.2 of the Amended and Restated
                       -----------     ---
Receivables Purchase Agreement dated as of December 13, 1994 shall be deemed for all purposes to have been made pursuant to this Agreement as of the day when each was made or deemed made, as if this Agreement had been in effect on that day. Except as hereinafter provided, in the event of a breach by an RPA Seller of any representation and warranty of such RPA Seller set forth in Section
                                                                   -------
4.1(1), within 60 days (or with the prior written consent of Buyer, such longer
------
period specified in such consent) of the earlier to occur of the discovery of such breach by such RPA Seller, or receipt by such RPA Seller of written notice of such breach given by Buyer, such RPA Seller shall repurchase and Buyer shall convey, without recourse, representation, or warranty, all of Buyer's right, title, and interest in each Principal Receivable to which such breach relates (an "Ineligible Receivable") on the terms and conditions set forth below;
     ---------------------
provided, however, that no such repurchase shall be required to be made with
--------  -------
respect to such Ineligible Receivable if, on any day within such 60-day period (or such longer period as may be specified in the consent), either (i) the representations and warranties of such RPA Seller in the second sentence of
Section 4.1(1) with respect to such Ineligible Receivable shall then be true and
--------------
correct in all
material respects with respect to such Ineligible Receivable as if such Ineligible Receivable had been conveyed to Buyer on such day, or (ii) the aggregate amount of Ineligible Receivables outstanding at any time and with respect to which such representations and warranties continue to be incorrect in any material respect does not in the sole reasonable judgment of an officer of Buyer have a material adverse effect on the interest of the Issuer in the Receivables as a whole, including the ability of the Servicer in its sole reasonable judgment to collect the Receivables. Notwithstanding anything contained in this Section 6.1(a) to the contrary, in the event of breach of any
                  --------------
representation and warranty of an RPA Seller set forth in Section 4.1(1) with
                                                          --------------
respect to (x) each Receivable existing as of the SMT Termination Date or an Addition Date, as applicable, and (y) each new Receivable acquired by Buyer hereunder, having been conveyed to Buyer free and clear of any Lien of any Person claiming through or under such RPA Seller and its Affiliates and in compliance in all material respects with all Requirements of Law applicable to such RPA Seller, immediately upon the earlier to occur of the discovery of such breach by such RPA Seller, or receipt by such RPA Seller of written notice of such breach given by Buyer, such RPA Seller shall repurchase and Buyer shall convey, without recourse, representation or warranty, all of Buyer's right, title and interest in each Ineligible Receivable affected by such breach.

     (b) In the event of a breach of the representations and warranties of an RPA Seller set forth in Sections 4.1(j) and (k), Buyer may give such RPA Seller
                        ---------------     ---
written notice directing such RPA Seller to repurchase all of the Principal Receivables transferred by such RPA Seller hereunder within 45 days after such notice (or within such longer period as may be specified in such notice); whereupon, such RPA Seller shall repurchase and Buyer shall convey to such RPA Seller, without recourse, representation, or warranty, all of Buyer's right, title and interest in all of the Principal Receivables transferred by such RPA Seller, on a Settlement Date first occurring after such applicable period on the terms and conditions set forth below; provided, however, that no such repurchase
                                      --------  -------
by an RPA Seller shall be required to be made if, at any time during such applicable period the representations and warranties of such RPA Seller contained in Sections 4.1(j) and (k) shall then be true and correct in all
             ---------------     ---
material respects.

     (c) The Repurchase Price for the Principal Receivables shall be an amount equal to: (i) for Ineligible Receivables repurchased pursuant to Section 6.1(a),
                                                                 --------------
the aggregate face amount of each such Ineligible Receivable on the date of repurchase, and (ii) for Principal Receivables repurchased pursuant to Section
                                                                       -------
6.1(b), an amount equal to the "deposit amount" paid pursuant to Section 2.4(e)
------                                                           --------------
of the Servicing Agreement. Payment of the Repurchase Price may be made, at the option of the repurchasing RPA Seller: (i) in immediately available funds; (ii) as a reduction in such RPA Seller's interest in and to any participation interest in the Seller Interest in an amount equal to the unpaid portion of the Repurchase Price; or (iii) any combination of the foregoing; provided, however,
                                                             --------  -------
that such RPA Seller must make
payment of a sufficient portion of the Repurchase Price in immediately available funds to enable Buyer to make any cash payment to the Issuer then required under the Servicing Agreement.

     Section 6.2. Optional Repurchases. (a) Buyer shall have the option to
                  --------------------
require either RPA Seller to repurchase all of Buyer's rights, titles, and interests in, to, and under all Receivables transferred by such RPA Seller hereunder and created pursuant to certain Accounts designated by Buyer (the "Removed Accounts"); provided that, Buyer shall only be entitled to require such
 ----------------    -------- ----
repurchase (i) if Buyer is able to effect a retransfer of such Receivables from the Issuer in compliance with Section 2.7 or 7.2 of the Servicing Agreement,
                              -----------    ---
(ii) if Buyer and both RPA Sellers mutually agree as to the designation of the Removed Accounts, and (iii) the repurchasing RPA Seller shall deliver an Opinion of Counsel reasonably acceptable to Buyer and the Trustee that such repurchase would not constitute a fraudulent conveyance by such RPA Seller. On or before the fifth Business Day (the "Repurchase Notice Date") prior to the date on which
                             ----------------------
the Removed Accounts will be designated by Buyer, Buyer shall give the repurchasing RPA Seller or RPA Sellers (as the case may be) written notice of its election to require such RPA Seller or RPA Sellers to so repurchase the Receivables of the Removed Accounts on the date specified in such notice (the "Repurchase Date"). The Repurchase Price for an optional repurchase effected
 ---------------
pursuant to this Section 6.2(a) shall be: (i) for Receivables purchased pursuant
                 --------------
to Section 2.7 of the Servicing Agreement, an amount equal to the total recorded
   -----------
unpaid balance of such repurchased Receivables (including Principal Receivables and Finance Charge Receivables) on the Repurchase Date, and (ii) for Receivables purchased pursuant to Section 7.2 of the Servicing Agreement, an amount equal to
                      -----------
the "deposit amount" paid in compliance with Section 4.2 of the Servicing
                                             -----------
Agreement. Upon execution and delivery of any Reconveyance effecting any repurchase as contemplated in this Section 6.2(a), Buyer shall have no further
                                   --------------
right, title, or interest in any Receivables from the Removed Accounts.

     (b)  Payment of the Repurchase Price as specified in Section 6.2(a) above
                                                          --------------
shall be made in any manner provided for in Section 6.1; provided, however, that
                                            -----------  --------  -------
the repurchasing RPA Seller must make payment of a sufficient portion of the Repurchase Price in immediately available funds to enable Buyer to make any cash payment to the Issuer then required under the Servicing Agreement.

     Section 6.3. Conveyance of Repurchased Receivables. On or prior to the date
                  -------------------------------------
that an RPA Seller is required to repurchase Receivables under Section 6.1, or
                                                               -----------
on the date an RPA Seller is permitted to purchase any Receivables under Section
                                                                         -------
6.2, or on any Repurchase Date, as the case may be, Buyer shall execute and
---
deliver to the repurchasing RPA Seller a Reconveyance substantially in the form and upon the terms of Exhibit B, pursuant to which Buyer conveys to such RPA
                      ---------
Seller all of Buyer's right, title, and interest in the Receivables to be repurchased by such seller and, with respect to repurchases effected pursuant to Section 6.2, within three
                                                      -----------
Business Days thereafter, a computer file or microfiche list containing a true and complete list of all Removed Accounts identified by account number and the aggregate Receivable balances to be repurchased by such RPA Seller in such Removed Accounts as of the Repurchase Notice Date. Buyer shall (and shall cause the Trustee to) execute such other documents or instruments of conveyance or take such other actions as the repurchasing RPA Seller may reasonably require to effect any repurchase of Receivables pursuant to this Article VI.
                                                      ----------

     Section 6.4. Sole Remedy. The obligation of an RPA Seller to repurchase
                  -----------
Ineligible Receivables pursuant to Section 6.1 shall constitute the sole remedy
                                   -----------
available to Buyer, the Trustee, any Noteholder, any Servicer, any Enhancement Provider or any other Person respecting any breach of the representations and warranties set forth in Sections 4.1(j), (k), (l) and (m) with respect to such
                        ---------------  ---  ---     ---
Receivables.

     Section 6.5. Selection of Removed Accounts. By giving the written notice on
                  -----------------------------
the Repurchase Notice Date as required in Section 6.2 and by acceptance of the
                                          -----------
Reconveyance, an RPA Seller represents and warrants that no selection procedures believed by such RPA Seller to be materially adverse to the interests of Buyer or the holders of the Notes were utilized in selecting the Removed Accounts.

     Section 6.6. Assignment of Repurchase Rights and Obligations. The RPA
                  -----------------------------------------------
Sellers may elect (between themselves, and without the necessity of any consent or approval of any other Person) that any repurchase of Receivables required or permitted to be effected by an RPA Seller (the "Assignor RPA Seller") under
                                                -------------------
Section 6.1 or Section 6.2 may be effected by the other RPA Seller (the
-----------    -----------
"Assignee RPA Seller"), with such election to be made by the RPA Sellers'
 -------------------
delivery to Buyer of notice, not more than two Business Days prior to the date of such repurchase (or such later time as to which Buyer may consent) of such election, which notice shall identify the Receivables subject to such election. Upon delivery of such notice all rights and obligations of the Assigner RPA Seller in respect of such repurchase shall be automatically assigned to the Assignee RPA Seller, the Assignor RPA Seller shall have no rights, liabilities or obligations in respect of such repurchase, and such repurchase shall thereupon be consummated by and in the name of the Assignee RPA Seller.

                                  ARTICLE VII

                             CONDITIONS PRECEDENT

     Section 7.1. Conditions to Buyer's Obligations Regarding Initial
                  ---------------------------------------------------
Receivables. The obligations of Buyer to purchase the Receivables in Accounts on
-----------
the SMT Termination Date shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of the RPA Sellers contained in this Agreement shall be true and correct on the SMT Termination Date with the same effect as though such representations and warranties had been made on such date;

     (b) All information concerning the Accounts provided to Buyer shall be true and correct as of the SMT Termination Date in all material respects;

     (c) FCNB shall have delivered or caused to be delivered to Buyer a computer file or microfiche list containing a true and complete list of all Accounts identified by account number and by the Receivables balance as of the SMT Termination Date, and the RPA Sellers shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

     (d) Each RPA Seller shall have recorded and filed, at its expense, any financing statement with respect to the Receivables (other than Receivables in Additional Accounts) now existing and hereafter created for the transfer of accounts (as defined in Section 9-106 of the UCC as in effect in the State of Illinois) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale of the Receivables to Buyer, and shall have delivered a file-stamped copy of such financing statements or other evidence of such filings (which may, for purposes of this paragraph, consist of telephone confirmations of such filings) to Buyer;

     (e) On or before the SMT Termination Date, the Servicing Agreement shall have been duly executed and delivered by the parties thereto and the initial closing under the Servicing Agreement shall take place simultaneously with the initial closing hereunder; and

     (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Buyer, and Buyer shall have received from the RPA Sellers copies of all documents (including records of corporate proceedings) relevant to the transactions herein contemplated as Buyer may reasonably have requested.

     Section 7.2. Conditions to Buyer's Obligations Regarding Supplemental
                  --------------------------------------------------------
Conveyances. The obligations of Buyer to purchase any Receivables created under
-----------
any Additional Accounts shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of the RPA Sellers contained in this Agreement shall be true and correct on the Addition Date with the same effect as though such representations and warranties had been made on such date;

     (b) All information concerning the Additional Accounts provided or to be provided to Buyer shall be true and correct in all material respects as of the Addition Date with respect to Additional Accounts added pursuant to Section
                                                                    -------
2.2(a) and as of the fifth Business Day after the first day of the calendar
------
month occurring after any Addition Date arising under Section 2.2(c);
                                                      --------------

     (c) On or before each Addition Date with respect to Additional Accounts added pursuant to Section 2.2(a) and on or before the fifth Business Day after
                  --------------
the first day of the Monthly Period occurring after any Addition Date arising under Section 2.2(c): (i) FCNB shall have indicated or caused to be indicated in
      --------------
the computer files of the Receivables that Receivables created in respect of the Additional Accounts have been sold to Buyer in accordance with this Agreement and transferred to the Issuer pursuant to the Servicing Agreement for the benefit of the Noteholders; (ii) FCNB shall have delivered or caused to be delivered to Buyer (or to the Trustee, if so directed by Buyer) a computer file or microfiche list containing a true and correct list of all such Additional Accounts, identified by account number and by the Receivable balance as of the Addition Date for Additional Accounts added pursuant to Section 2.2(a) or as of
                                                        --------------
such fifth Business Day of a Monthly Period with respect to Additional Accounts added pursuant to Section 2.2(c); and (iii) the RPA Seller shall have
                  --------------
substantially performed all other obligations required to be performed by the provisions of this Agreement;

     (d) The appropriate RPA Seller or RPA Sellers shall have executed and delivered a Supplemental Conveyance in conform with the requirement of Section
                                                                       -------
2.2; and
---

     (e) Each RPA Seller shall have recorded and filed, at its expense, any financing statement with respect to the Receivables in such Additional Accounts now existing and hereafter created in connection with the transfer of accounts (as defined in Section 9-106 of the UCC as in effect in the State of Illinois) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale of the Receivables to Buyer, and shall have delivered a file-stamped copy of such financing statements or other evidence of such filings (which may, for purposes of this paragraph, consist of telephone confirmations of such filings) to Buyer.

     Section 7.3. Conditions Precedent to RPA Sellers' Obligations. The
                  ------------------------------------------------
obligations of an RPA Seller to sell Receivables on the SMT Termination Date and on any Addition Date shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of Buyer contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

     (b) Payment or provision for payment of the Purchase Price shall have been made in accordance with the provisions of Sections 3.3 and 3.4.
                                          ------------     ---

     (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the RPA Sellers, and the RPA Sellers shall have received from Buyer copies of all documents (including records of corporate proceedings) relevant to the transactions herein contemplated as the sellers may reasonably have requested.

                                 ARTICLE VIII

                              TERM & TERMINATION

     Section 8.1. Term. This Agreement shall commence as of the date of
                  ----
execution and delivery hereof and shall continue in full force and effect until:
(a) the Issuer terminates; or (b) upon the occurrence of any of the following events: Buyer or either RPA Seller shall (i) become insolvent, (ii) fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, (iv) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, (1) within 10 Business Days after Buyer or such RPA Seller, as applicable, has knowledge of such proceeding or the filing thereof either (x) the petition instituting same has not been dismissed or (y) an order has not been entered by the court having jurisdiction which allows continued transfer to the Issuer or Buyer, as applicable, of Principal Receivables, in the case of an RPA Seller's involuntary petition with no adverse effect to either Buyer, the Issuer or the Noteholders, and in the case of Buyer's involuntary petition with no adverse effect to either the Issuer or the Noteholders, or (2) an order as contemplated in (1)(y) above having previously been entered, is no longer in effect other than by reason of the termination of such proceeding; provided, however, that Buyer shall have no duty to continue to purchase
--------  -------
Receivables or accept designation of Additional Accounts from and after the filing of an involuntary petition but prior to dismissal; or (v) become unable for any reason to convey or reconvey Receivables in accordance with the provisions of this Agreement; provided, however, that the termination of this
                              --------  -------
Agreement pursuant to this Section 8.1(b) shall not discharge any Person from
                           --------------
any obligations incurred prior to such termination, including any obligations with respect to Receivables sold prior to such termination. Notwithstanding anything contained herein to the contrary, upon any termination of this Agreement, Buyer shall not purchase Receivables created or accept Additional Accounts designated on or after the date of such termination.

     Section 8.2. Effect of Termination. No termination or rejection or failure
                  ---------------------
to assume the executory obligations of this Agreement upon the bankruptcy of either RPA Seller or Buyer shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including pre-termination breaches of representations and warranties by either RPA Seller or Buyer. Without limiting the foregoing, prior to termination, neither the failure of FCNB to deliver or cause to be delivered computer records of Additional Accounts or Settlement Statements, nor the failure of Buyer to pay a Settlement Statement shall render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Section 5 or Section 9.1
                                                      ---------    -----------
of this Agreement render an executed sale executory.


                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

     Section 9.1. Amendment. This Agreement and the other Conveyance Papers and
                  ---------
the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by Buyer and the RPA Sellers, with prior notice to the Rating Agencies, in accordance with this Section 9.1. This
                                                             -----------
Agreement and any other Conveyance Papers may be amended from time to time by Buyer and the RPA Sellers to correct or supplement any provisions herein or in any other Conveyance Papers which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions arising under this Agreement or any other Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any other Conveyance Papers; provided, however, that such action shall not adversely affect in any
        --------  -------
material respect the interests of the Trustee for the benefit of the Notes, unless the Trustee shall consent thereto. Any Supplemental Conveyance or Reconveyance executed in accordance with the provisions hereof shall not be considered amendments to this Agreement. Any amendment that modifies the Purchase Price or any obligation of Buyer or RPA Sellers must satisfy the Rating Agency Condition.

     Section 9.2. Governing Law. This Agreement and the other Conveyance Papers
                  -------------
shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 9.3. Notices. All demands, notices and communications hereunder
                  -------
shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of FCNB, First Consumers National Bank, 9300 S.W. Gemini Drive, Beaverton, Oregon 97005, Attn: President, (b) in the case of SAC, Spiegel Acceptance Corporation, 400 West 9th Street, Suite 101A, Wilmington, Delaware 19801 Attn:

President, and (c) in the case of Buyer, Spiegel Credit Corporation III, 400 West 9th Street, Suite 101B, Wilmington, Delaware 19801 Attn: John Steele, Treasurer; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     Section 9.4. Severability of Provisions. If any one or more of the
                  --------------------------
covenants, agreements, provisions or terms of this Agreement or any other Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement or any other Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any other Conveyance Paper.

     Section 9.5. Assignment. Notwithstanding anything to the contrary contained
                  ----------
herein, other than Buyer's assignment of its rights, title, and interests in, to, and under this Agreement to the Indenture Trustee for the benefit of the Noteholders as contemplated by the Servicing Agreement and Section 9.6, and the
                                                           -----------
RPA Sellers' limited assignment rights set forth in Section 6.6, this Agreement
                                                    -----------
and all other Conveyance Papers may not be assigned by the parties hereto.

     Section 9.6. Acknowledgment and Agreement of RPA Sellers. By execution
                  -------------------------------------------
below, the RPA Sellers expressly acknowledge and agree that all of Buyer's rights, titles and interest in, to and under this Agreement, including all of Buyer's rights, titles and interests in and to the Receivables purchased pursuant to this Agreement, shall be assigned by Buyer to the Indenture Trustee for the benefit of the Noteholders, and the RPA Sellers consent to such assent.

     Section 9.7. Further Assurances. Buyer and the RPA Sellers agree to do and
                  ------------------
perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Conveyance Papers, including the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

     Section 9.8. No Waiver; Cumulative Remedies. No failure to exercise and no
                  ------------------------------
delay in exercising, on the part of Buyer and either RPA Seller, any right, remedy, power or privilege hereunder, shall operate a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 9.9. Counterparts. This Agreement and all other Conveyance Papers
                  ------------
may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 9.10. Binding Effect; Third-Party Beneficiaries. This Agreement and
                   -----------------------------------------
the other Conveyance Papers will inure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns. The Trustee shall be considered a third-party beneficiary of this Agreement.

     Section 9.11. Merger and Integration. Except as specifically stated
                   ----------------------
otherwise herein, this Agreement and all the other Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and all the other Conveyance Papers. This Agreement and the other Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

     Section 9.12. Headings. The headings herein are for purposes of reference
                   --------
only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 9.13. Schedules and Exhibits. The schedules and exhibits attached
                   ----------------------
hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     IN WITNESS WHEREOF, Buyer and RPA Sellers have caused this Agreement to be duly executed by their respective officers as of the day and year first written above.

                              SPIEGEL CREDIT CORPORATION III

                              Name:_____________________________
                              Title:


                              FIRST CONSUMERS NATIONAL BANK

                              Name:_____________________________
                              Title:


                              SPIEGEL ACCEPTANCE CORPORATION

                              Name:_____________________________
                              Title:

                                  SCHEDULE ONE
                                       to
                         RECEIVABLES PURCHASE AGREEMENT

     Accounts
     --------

     As contained on an appropriately Labeled Computer Record Delivered Contemporaneously with this Agreement.

     Aggregate Receivables as of the SMT Termination Date:       $____________

     Aggregate Principal Balance as of the SMT Termination Date:     $________

                                 SCHEDULE TWO
                                      to
                        RECEIVABLES PURCHASE AGREEMENT

SAC's Chief Executive Office:

     400 West 9/th/ Street
     Suite 101A
     Wilmington, Delaware 19801

FCNB's Chief Executive Office:

     9300 S.W. Gemini Drive
     Beaverton Oregon 97005

Locations Of Books And Records:

     9300 S.W. Gemini Drive
     Beaverton, Oregon 97005

     800 Pasquinelli Drive
     Westmont, Illinois 60522

     3500 Lacey Road
     Downers Grove, Illinois 60515

                                   EXHIBIT A
                                      to
                        RECEIVABLES PURCHASE AGREEMENT

                        FORM OF SUPPLEMENTAL CONVEYANCE
                        -------------------------------

     SUPPLEMENTAL CONVEYANCE No. ___ OF RECEIVABLES IN ADDITIONAL ACCOUNTS (the "Supplemental Conveyance"), dated as of _____________, 200_, by and among FIRST
 -----------------------
CONSUMERS NATIONAL BANK, a national banking association ("FCNB"), SPIEGEL
                                                          ----
ACCEPTANCE CORPORATION III, a Delaware corporation ("SAC"; FCNB and SAC are
                                                     ---
collectively referred to herein as the "RPA Sellers"), and SPIEGEL CREDIT
                                        -----------
CORPORATION III, a Delaware corporation ("Buyer"), pursuant to the Receivables
                                          -----
Purchase Agreement referred to below.

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, Buyer and RPA Sellers are parties to the Receivables Purchase Agreement, dated as of [___________], 2000 ( the "Purchase Agreement");
                                                  ------------------

     WHEREAS, pursuant to Section 2.2 of the Purchase Agreement, (i) under
                          ------- ---
certain conditions, RPA Sellers are required to sell Receivables in Additional Accounts; or (ii) RPA Sellers may designate and sell Additional Accounts to be included as Accounts; or (iii) under certain circumstances, an Eligible Account is to be automatically included as an Additional Account;

     WHEREAS, RPA Sellers now wish to sell the Receivables in the Additional Accounts described on Schedule 1, whether now existing or hereafter created, to
                      -------- -
Buyer; and

     WHEREAS, Buyer is willing to accept such sale and conveyance subject to the terms and conditions hereof;

     NOW THEREFORE, RPA Sellers and Buyer hereby agree as follows:

     1.   Defined Terms. Capitalized terms used in this Supplemental Conveyance
          -------------
have their respective meanings set forth in the Purchase Agreement, except that "Addition Date" means, with respect to the Additional Accounts added pursuant to
 -------------
Section 2.2(a) of the Purchase Agreement and designated hereby, _____, 200_.
--------------

     "Notice Date" means, with respect to the Additional Accounts added pursuant
      -----------
to Section 2.2 of the Purchase Agreement and designated hereby, ____, 200_
   -----------
(which shall be a date on or before the fifth Business Day prior to the Addition
Date).

     2. Designation of Additional Accounts. On or prior to the Addition Date, in respect of Additional Accounts added pursuant to Section 2.2 of the Purchase
                                                    -----------
Agreement and on or before five Business Days after the first day of the calendar month next succeeding the calendar month in which Additional Accounts were added pursuant to Section 2.2(c), FCNB shall have delivered or caused to be
                       --------------
delivered to Buyer (or to the Trustee, if Buyer so directs) a computer file or microfiche list containing a true and complete list of all charge accounts which as of the Addition Date shall be deemed to be Additional Accounts, such Additional Accounts being identified by account number and by Receivable balance as of the Addition Date in respect of Additional Accounts added pursuant to
Section 2.2(a) of the Purchase Agreement or as of such fifth Business Day of the
--------------
month in respect of Additional Accounts added during the preceding month pursuant to Section 2.2(c) of the Purchase Agreement. Such list shall be marked
            --------------
as Schedule 1 to this Supplemental Conveyance, delivered to Buyer as
   ----------
confidential and proprietary and, as of the Addition Date, shall be incorporated into and made a part of this Supplemental Conveyance, the Purchase Agreement, and any other Conveyance Paper.

     3.   Sale of Receivables. (a) For value received, each RPA Seller does
          -------------------
hereby sell, transfer, convey and assign to Buyer, without recourse, on and after the Addition Date, all of such RPA Seller's right, title and interest in, to and under the Receivables now existing or hereafter created in the Additional Accounts designated on Schedule 1, all monies due or to become due with respect
                       ----------
thereto (including all Finance Charge Receivables), all Collections, Recoveries and other proceeds hereof and Insurance Proceeds relating thereto.

     (b)  In connection with such sale and conveyance, each RPA Seller agrees
(i) to record and file at its own expense, any financing statement for the purchase of accounts (as defined in Section 9-106 of the UCC as in effect in the State of Illinois), with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby, meeting the requirements of applicable state law and in such jurisdictions as are necessary to perfect the sale of the Receivables from such RPA Seller to Buyer and the transfer of such Receivables from Buyer to the Issuer, and (ii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (which may, for purposes of this Section 3, consist of telephone confirmations of such
                     ---------
filings) to Buyer (or to the Trustee, if Buyer so directs) on or prior to the date of this Supplemental Conveyance.

     (c) In connection with such sale and conveyance, FCNB agrees, at its own expense, on or prior to the date of this Supplemental Conveyance to indicate or cause to be indicated in its books and records and in the computer files of the Receivables as required by the Purchase Agreement that Receivables created in connection with the Additional Accounts designated hereby have been sold to Buyer in accordance with the Purchase Agreement and transferred by Buyer to the Issuer for the benefit of the Noteholders.

     (d)  The parties acknowledge and agree that, as contemplated by Section 2.3
                                                                     -----------
of the Purchase Agreement, the Receivables to be transferred hereunder to Buyer on the Addition Date shall be so transferred to Buyer by [FCNB] [SAC], and that Receivables in the Additional Accounts designated hereby which are to be transferred to Buyer after the Addition Date, shall be so transferred by FCNB.

     4.   Acceptance by Buyer. Buyer hereby acknowledges its acceptance of all
          -------------------
right, title and interest previously held by RPA Sellers in, to and under the Receivables sold and conveyed hereby. Buyer further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, FCNB delivered or caused to be delivered to Buyer or to the Trustee the computer file or microfiche list described in Section 2 of this Supplemental
                                                  ---------
Conveyance.

     5.   Representations and Warranties of RPA Seller. Each RPA Seller, but
          --------------------------------------------
only as to itself and as to those Receivables, if any, transferred by it hereunder, hereby severally (and not jointly) represents and warrants to Buyer as of the Addition Date that:

     (a)  Legal, Valid and Binding Obligation. This Supplemental conveyance
          -----------------------------------
constitutes a legal, valid, and binding obligation of such RPA Seller, enforceable against such RPA Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit or law or in equity);

     (b)  Schedule 1. Schedule 1 to this Supplemental Conveyance and the
          ----------  ----------
computer file or microfiche list delivered pursuant to Section 2 of this
                                                       ---------
Supplemental Conveyance is an accurate and complete listing in all material respects of all the Additional Accounts as of the Addition Date and the information contained therein with respect to the identify of such Additional Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Addition Date;

     (c)  Eligibility of Accounts. Each Additional Account designated hereby is
          -----------------------
an Eligible Account;

     (d)  Selection Procedures. The Additional Accounts were assigned randomly
          --------------------
to Cycles by FCNB and no selection procedures believed by such RPA Seller to be materially adverse to the interests of Buyer or its successors and assigns were utilized in selecting the Additional Accounts designated hereby from available Eligible Accounts;

     (e)  Insolvency. Such RPA Seller is not insolvent; and, after giving effect
          ----------
to the conveyance set forth in Section 3 of this Supplemental Conveyance, will
                               ---------
not be insolvent;

     (f)  Security Interest. This Supplemental Conveyance constitutes either (i)
          -----------------
a valid sale, assignment, and conveyance or, in the case of Accounts added pursuant to Section 2.2(c) of the Purchase Agreement, confirmation of a valid
            --------------
sale, assignment, and conveyance to Buyer of all rights, title and assignment, and conveyance to Buyer of all right, title and interest of such RPA Seller in, to, and under the Receivables now existing and hereafter created in respect of the Additional Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables) together with all Recoveries, Collections and other proceeds of such Receivables and Insurance Proceeds relating thereto, or (ii) a grant of a security interest in such Receivables, and such property will be held free and clear of any Lien of any Person claiming through or under such RPA Seller except for Liens permitted under Section 5.1(d) of the Purchase Agreement.
      --------------

     (g)  Reconfirmation of Representations and Warranties. All representations
          ------------------------------------------------
and warranties made by such RPA Seller pursuant to Section 4.1 of the Purchase
                                                   -----------
Agreement remain true and correct in all respects as of the Addition Date as if made on such date.

     6.   Conditions Precedent. (a) The acceptance of Buyer set forth in Section
          --------------------                                           -------
4 above and the amendment of the Purchase Agreement set forth in Section 8 below
-                                                                ---------
are subject to the satisfaction by the RPA Sellers, on or prior to the Addition Date, of the following conditions precedent:

          (i) All information concerning the Additional Accounts provided or to be provided to Buyer shall be true and correct in all material respects as of the Addition Date with respect to Additional Accounts added pursuant to
     Section 2.2(a) of the Purchase Agreement and as of the fifth Business Day
     --------------
     after the first day of the calendar month occurring after any Additional Date arising under Section 2.2(c) of the Purchase Agreement;
                        --------------

          (ii) On or before each Addition Date with respect to Additional Accounts added pursuant to Section 2.2(a) of the Purchase Agreement: (i)
                                --------------
     FCNB shall have indicated or caused to be indicated in its books and records and in the computer files of the Receivables that Receivables created in respect of the Additional Accounts have been sold to Buyer in accordance with this Agreement for the benefit of the Noteholders, (ii) FCNB shall have delivered or caused to be delivered to Buyer (or to the Trustee, if so directed by Buyer) a computer file or microfiche list containing a true and correct list of all such Additional Accounts, identified by account number and by Receivable balance as of the Addition Date, and (iii) the RPA Sellers shall have substantially performed all other obligations required to be performed by the provisions of the Purchase Agreement and this Supplemental Conveyance;

          (iii) Each RPA Seller shall have recorded and filed, at its expense, all financing statements required to comply with Section 3(b) of this
                                                      ------------
     Supplemental Conveyance.

     (b)  The sale by the RPA Sellers set forth in Section 3 and the amendment
                                                   ---------
of the Purchase Agreement set forth in Section 8 are subject to the
                                       ---------
satisfaction by Buyer, on or prior to the Addition Date, of the following:

          (i) All representations and warranties of Buyer contained in the Purchase Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

          (ii) Payment or provisions for payment of the Purchase Price by Buyer in accordance with the provisions of Section 3 of the Purchase
                                                ---------
     Agreement; and

          (iii) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Supplemental Conveyance shall be satisfactory in form and substance to the RPA Sellers, and the RPA Sellers shall have received from Buyer copies of all documents (including records of corporate proceedings) relevant to the transactions herein contemplated as the RPA Sellers may reasonably have requested.

     7.   Additional Information. Each RPA Seller shall have delivered to
          ----------------------
Buyer such information as was reasonably requested by Buyer to satisfy itself as to the accuracy of the representation and warranty set forth in Section 5(e) of
                                                                ------------
this Supplemental Conveyance.

     8.   Amendment of the Purchase Agreement. The Purchase Agreement is hereby
          -----------------------------------
amended to provide that al references therein to the "Receivables Purchase Agreement", to "this Agreement", and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Purchase Agreement a supplemented by this Supplemental Conveyance. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, and conditions of the Purchase

Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Purchase Agreement.

     9.   Counterparts. This Supplemental Conveyance may be executed in two or
          ------------
more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     10.  Governing Law. This Supplemental Conveyance shall be construed in
          -------------
accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                              SPIEGEL CREDIT CORPORATION III

                                              By:______________________________
                                                    Title:


                                              FIRST CONSUMERS NATIONAL BANK

                                              By:______________________________
                                                    Title:


                                              SPIEGEL ACCEPTANCE CORPORATION

                                              By:_______________________________
                                                    Title:

                                  SCHEDULE 1
                                  ----------

                              ADDITIONAL ACCOUNTS
                              -------------------

                                   SCHEDULE 2
                                   ----------

                                   EXHIBIT B
                                      to
                        RECEIVABLES PURCHASE AGREEMENT

                             FORM OF RECONVEYANCE
                             --------------------

         RECONVEYANCE No. ____ OF RECEIVABLES (this "Reconveyance"), dated as of
                                                     ------------
_____________, 200__, by and between SPIEGEL CREDIT CORPORATION III, a Delaware corporation, ("SCCIII") and __________, a ___________ ("RPA Seller"), pursuant
               ------                                   ----------
to the Receivables Purchase Agreement referred to below.

                             W I T N E S S E T H:
                             -------------------

         WHEREAS, SCCIII, RPA Seller, [First Consumers National Bank] and [Spiegel Acceptance Corporation] are parties to the Receivables Purchase Agreement, dated as of [_____], 2000 (the "Purchase Agreement");
                                           ------------------

         WHEREAS, pursuant to Section 6 of the Purchase Agreement (i) under
                              ---------
certain conditions, RPA Seller is required to repurchase Receivables in certain Accounts, or (ii) SCCIII may designate from time to time certain Accounts for repurchase;

         WHEREAS, pursuant to Section 6 of the Purchase Agreement SCIII wishes
                              ---------
to sell and convey to RPA Seller the Receivables from the Accounts listed on
Schedule 1 (the "Removed Accounts"); and
----------       ----------------

         WHEREAS, RPA Seller is willing to repurchase Receivables under the Removed Accounts by payment, or provision for the payment, of the Repurchase Price therefor pursuant to Section 6 of the Purchase Agreement;
                           ---------

         NOW THEREFORE, SCCIII and RPA Seller hereby agree as follows:

     1. Defined Terms. Capitalized terms used in this Reconveyance have their
        -------------
respective meanings set forth in the Purchase Agreement, except that "Repurchase
                                                                      ----------
Date" means, with respect to the Removed Accounts designated hereby,
----
____________, 200_.

     2. Designation of Removed Accounts. Within three Business Days after the
        -------------------------------
Repurchase Date, RPA Seller shall deliver or cause to be delivered to SCCIII a computer file, microfiche or written list containing a true and complete list of all Removed Accounts identified by account number and Receivable balance of such Removed Accounts. Such list shall be marked as Schedule 1 to this Reconveyance
                                               ----------
and shall be incorporated into and made a part of this Reconveyance as of the Repurchase Date and of the Purchase Agreement and other Conveyance Papers.

     3.  Conveyance of Receivables. (a) For value received, SCCIII does hereby
         -------------------------
sell, transfer, assign, and set-over to RPA Seller, without recourse, on and after the Repurchase Date, all right, title and interest of SCCIII in, to, and under the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds thereof and Insurance Proceeds relating thereto.

     (b) In connection with such transfer, SCCIII agrees to (and agrees to cause Trustee to) execute and deliver to RPA Seller on or prior to the date of this Reconveyance, a termination statement or partial release with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby evidencing the sale and conveyance of the Receivables in the Removed Accounts and the release of all liens or security interests thereon, which shall meet the requirements of applicable state law and shall be filed in such manner and in such jurisdictions as are necessary to evidence such sale and conveyance and remove such lien.

     4.  Acceptance by RPA Seller. RPA Seller hereby acknowledges that, prior to
         ------------------------
or simultaneously with the execution and delivery of this Reconveyance, SCCIII delivered or caused to be delivered to RPA Seller the computer file or microfiche list described in Section 2 of this Reconveyance.
                             ---------

     5.  Representations and Warranties of SCCIII. SCCIII hereby represents and
         ----------------------------------------
warrants to RPA Seller as of the Repurchase Date:

     (a) Legal, Valid and Binding Obligation. This Reconveyance constitutes a
         -----------------------------------
legal, valid, and binding obligation of SCCIII, enforceable against SCCIII in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

     (b) Schedule 1. Schedule 1 to this Reconveyance and the computer file or
         ----------  ----------
microfiche list delivered pursuant to Section 2 of this Reconveyance is an
                                      ---------
accurate and complete listing in all material respects of all the Removed Accounts as of the Repurchase Date and the information contained therein with respect to the identity of such Removed Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Repurchase Date;

     (c) Compliance with Servicing Agreement. SCCIII has effected a retransfer
         -----------------------------------
from the Issuer of the Receivables now existing or hereafter arising under the Removed Accounts in compliance with the provisions of the Servicing Agreement.

     (d) Selection Procedures. In respect of Removed Accounts designated
         --------------------
pursuant to Section 6.2 of the Purchase Agreement, SCCIII and RPA Seller have
            -----------
mutually agreed as to the designation of the Removed Accounts.

     (e) Insolvency. As of the Repurchase Notice Date and as of the Repurchase
         ----------
Date, SCCIII is not insolvent and, after giving effect to the conveyance set forth in Section 3 of this Reconveyance, SCCIII will not be insolvent.
         ---------

     6.  Conditions Precedent. (a) The amendment of the Purchase Agreement set
         --------------------
forth in Section 7 is subject to the satisfaction by SCCIII, on or prior to the
         ---------
Repurchase Date, of the following conditions precedent:

         (i) All information concerning the Removed Accounts provided or to be provided to RPA Seller shall be true and correct in all material respects as of the Repurchase Date;

         (ii) SCCIII shall have, and on or before the third Business Day after the Repurchase Date: (i) delivered to RPA Seller a computer file or microfiche list containing a true and correct list of all such Removed Accounts, identified by account number and by Receivable balance as of the Repurchase Date; and (ii) substantially performed all other obligations required to be performed by the provisions of this Reconveyance.

         (iii) SCCIII shall have delivered to RPA Seller the termination statements and partial releases required to be delivered in Section 3(b) of
                                                                 ------------
     this Reconveyance.

     (b) The amendment of the Purchase Agreement set forth in Section 7 is
                                                              ---------
subject to payment or provision for payment of the Repurchase Price in accordance with the provisions of Section 6 of the Purchase Agreement on or
                                  ---------
prior to the Repurchase Date.

     7.  Amendment of the Purchase Agreement. The Purchase Agreement is hereby
         -----------------------------------
amended to provide that all references therein to the "Receivables Purchase Agreement", to "this Agreement" and "herein" shall be deemed from and after the Repurchase Date to be a dual reference to the Purchase Agreement as supplemented by this Reconveyance. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Purchase Agreement.

     8.  Counterparts. This Reconveyance may be executed in two or more
         ------------
counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     9. Governing Law. This Reconveyance shall be construed in accordance with
        -------------
the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the undersigned have caused this Reconveyance to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                                 SPIEGEL CREDIT CORPORATION III

                                                 By:____________________________
                                                          Title:


                                                 [FIRST CONSUMERS NATIONAL BANK]

                                                 By:____________________________
                                                          Title:


                                                 [SPIEGEL ACCEPTANCE
                                                 CORPORATION]

                                                 By:____________________________
                                                          Title:

_________

                                  SCHEDULE 1

                               REMOVED ACCOUNTS
                               ----------------

                                   EXHIBIT C
                                      to
                        RECEIVABLES PURCHASE AGREEMENT

                         FORM OF SETTLEMENT STATEMENT

                        SPIEGEL CREDIT CORPORATION III

                        RECEIVABLES PURCHASE AGREEMENT

               Current Settlement Date: _______________, 2000___


     First Consumers National Bank ("FCNB"), Spiegel Acceptance Corporation
                                     ----
("SAC") and Spiegel Credit Corporation III ("Buyer"), pursuant to the
  ---                                        -----
Receivables Purchase Agreement (the "Purchase Agreement") dated as of [______],
                                     ------------------
20__, by and among FCNB, SAC and Buyer, do hereby agree and certify as follows:

     1. Capitalized terms used in this Settlement Statement have their respective meanings in the Purchase Agreement. As used herein, the term "Subject Period" means the Monthly Period immediately preceding
                --------------
          the calendar month in which this Settlement Statement is delivered. This Settlement Statement is being delivered pursuant to Section 3.5
                                                                   -----------
          of the Purchase Agreement. References hereto to certain sections are references to the respective sections in the Purchase Agreement.

     2. The date of this Settlement Statement is a Settlement Date under the Purchase Agreement.

A.   RECEIVABLES PURCHASED FROM FCNB AND PURCHASE PRICE FOR SUBJECT PERIOD

     3.   The aggregate unpaid balance of Receivables conveyed to Buyer by FCNB and balance of Receivables created in Accounts pursuant to the
          Purchase Agreement during the Subject Period was equal to.......................  $__________________.

     4.   The portion of the amount shown in item 3 paid in cash during the
          Subject Period was equal to.....................................................  $__________________.

     5.   The portion of the amount shown in item 3 not paid in cash during the
          Subject Period (item 3 minus item 4) is equal to................................  $__________________.

B.   RECEIVABLES PURCHASED FROM SAC AND PURCHASE PRICE FOR SUBJECT PERIOD

     6.   The aggregate unpaid balance of Receivables conveyed to Buyer by SAC pursuant to the Purchase Agreement during the Subject Period was equal
          to......................................................................  $_______________.

     7.   The portion of the amount shown in item 6 paid in cash during the
          Subject Period was equal to.............................................  $_______________.

     8.   The portion of the amount shown in item 6 not paid in cash during the
          Subject Period (item 6 minus item 7) is equal to........................  $_______________.

C.   RECEIVABLES REPURCHASED BY FCNB AND REPURCHASE PRICE FOR SUBJECT
     PERIOD

     9.   The aggregate Repurchase Price of Receivables repurchased by FCNB pursuant to Section 6.1 or 6.2 of the Purchase Agreement during the
                      -----------    ---
          Subject Period (the "FCNB Repurchased Receivables") was equal to......    $_______________.
                               ----------------------------

     10.  The portion of the Repurchase Price for the FCNB Repurchased
          Receivables paid in cash during the Subject Period was equal to.......    $_______________.

     11.  The portion of the Repurchase Price for the FCNB Repurchased
          Receivables not paid in cash during the Subject Period (item 9 minus
          item 10) is equal to..................................................    $_______________.

D.   RECEIVABLES REPURCHASED BY SAC AND REPURCHASE PRICE FOR SUBJECT
     PERIOD

     12.  The aggregate Repurchase Price of Receivables repurchased by SAC pursuant to Section 6.1 or 6.2 of the Purchase Agreement during the
                      -----------    ---
          Subject Period (the "SAC Repurchased Receivables") was
                               ---------------------------
          equal to..............................................................    $_______________.

     13.  The portion of the Repurchase Price for the SAC Repurchased
          Receivables paid in cash during the Subject Period was equal to.......    $_______________.

     14.  The portion of the Repurchase Price for the SAC Repurchased
          Receivables not paid in cash during the Subject Period (item 12 minus
          item 13) is equal to.................................................     $_______________.

     In witness whereof, the undersigned have duly executed and delivered this Settlement Statement this ________ day of 200___.



                                       SPIEGEL CREDIT CORPORATION III

                                       By:
                                           ----------------------------
                                              Title:


                                       FIRST CONSUMERS NATIONAL BANK

                                       By:
                                           ----------------------------
                                              Title:


                                       SPIEGEL ACCEPTANCE CORPORATION

                                       By:
                                           ----------------------------
                                              Title: